                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
   /X/ Preliminary Proxy Statement             / / Confidential, For Use of the
   / / Definitive Proxy Statement                  Commission Only (as permitted
   / / Definitive Additional Materials             by Rule 14a-6(e)(2))
   / / Soliciting Material Under Rule 14a-12

                      Prudential Europe Growth Fund, Inc.
                      Prudential Pacific Growth Fund, Inc.
                     Prudential Real Estate Securities Fund
                         Prudential World Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                               FEBRUARY   , 2001

                            ------------------------

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of each of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund and Prudential World Fund, Inc. (Prudential Global Growth Fund, Prudential International Value Fund and Prudential Jennison International Growth
Fund) is scheduled for March 1, 2001. This package contains information about the proposals and includes materials you will need to vote.

    The Boards of Directors/Trustees of each Fund have reviewed the proposals and have recommended that the proposals be presented to you for consideration. Although the Directors/Trustees have determined that the proposals are in your best interest, the final decision is yours.

    Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

    If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          Sincerely,
                                          David R. Odenath, Jr.
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on six issues:

    - to elect 9 Board members,

    - to approve new subadvisory agreements,

    - to permit the Fund's manager to enter into or make material changes to your Fund's subadvisory agreements without shareholder approval,

    - to amend the management agreement to permit the Fund's manager to allocate assets among subadvisers,

    - to approve changes to your Fund's fundamental investment restrictions, and

    - to ratify the selection of your Fund's independent accountants for the current year.

Q.  WHY AM I RECEIVING PROXY INFORMATION ON A FUND THAT I DO NOT OWN?

A. Shareholders of all of these Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. No. The Fund Boards nominated the thirteen individuals who currently serve on the existing Boards. Ten of the individual Board nominees are independent of Prudential.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. No. The rate of the management fees charged to each Fund will remain the same.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' OR TRUSTEES' FEES?

A.  No.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A.  We need a plurality, or a majority of the votes cast, to approve
    Proposals No. 1 and 9. For Proposals No. 2, 3, 4, 5, 6, 7 and 8, we need the affirmative vote of a majority of each applicable Fund's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10 a.m. on March 1, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is January 19, 2001.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 MARCH 1, 2001

                            ------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments Fund Management LLC (PIFM), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on March 1, 2001 at 10 a.m. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  For all Funds, to elect nine Directors or Trustees.

    2. For Prudential Europe Growth Fund, Inc., to approve a new subadvisory agreement between PIFM and Gartmore Global Partners.

    3. For Prudential Pacific Growth Fund, Inc., to approve a new subadvisory agreement between PIFM and Jardine Fleming International Management Inc.

    4. For Prudential Global Growth Fund, a series of Prudential World Fund, Inc., to approve a new subadvisory agreement between PIFM and Jennison Associates LLC.

    5. For Prudential International Value Fund, a series of Prudential World Fund, Inc., to approve a new subadvisory agreement between PIFM and Bank of Ireland Asset Management.

    6. For all Funds, to permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.

    7. For all Funds, to approve an amendment to the Management Agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.

    8. For all Funds, as applicable, to approve changes to certain of a Fund's fundamental investment restrictions or policies, relating to the following:

       (a) fund diversification

       (b) issuing senior securities, borrowing money or pledging assets

       (c) buying and selling real estate

       (d) buying and selling commodities and commodity contracts

       (e) fund concentration

       (f) engaging in underwriting

       (g) making loans

       (h) other investment restrictions relating to investing for control, investing in securities of other investment companies and, for Prudential World Fund, Inc. - Prudential Global Growth Fund only, purchasing warrants.

    9. For all Funds, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund's current fiscal year.

    For each of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc., the Meeting will be the Fund's annual meeting. For Prudential Real Estate Securities Fund, the Meeting will be a special meeting.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on January 19, 2001. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

                                          By order of the Boards,

                                          Marguerite E. H. Morrison
                                          SECRETARY

Dated: February   , 2001

PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                     PRUDENTIAL REAL ESTATE SECURITIES FUND
                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON MARCH 1, 2001

                            ------------------------

    This proxy statement is being furnished to holders of shares of all of the above-listed investment companies and their series (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on March 1, 2001, at 10:00 a.m., or any adjournment or adjournments thereof. For each of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc., the Meeting will be an annual meeting. For Prudential Real Estate Securities Fund, the Meeting will be a special meeting. This proxy
statement is being first mailed to shareholders on or about February   , 2001.

    Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Each of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc. is organized as a Maryland corporation. Prudential Real Estate Securities Fund is organized as a Delaware business trust. The shares of common stock of each of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc., and the shares of beneficial interest of Prudential Real Estate Securities Fund are referred to as "Shares," the holders of the Shares are "Shareholders," each Fund's board of directors or trustees is referred to as a "Board" and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be (collectively referred to as Directors). A listing of the formal name for each Fund, the abbreviated name for each Fund that is used in this proxy statement and the proposals applicable to each Fund are set forth below.

                                                                                PROPOSALS
                                                ABBREVIATED                     APPLICABLE
FUND NAME                                           NAME                         TO FUND
---------                                  ----------------------   ----------------------------------
Prudential Europe Growth Fund, Inc.......  Europe Growth            1, 2, 6, 7, 8, 9
Prudential Pacific Growth Fund, Inc......  Pacific Growth           1, 3, 6, 7, 8, 9
Prudential Real Estate Securities Fund...  Real Estate              1, 6, 7, 8, 9
Prudential Global Growth Fund
  (a series of Prudential World Fund,
  Inc. (World Fund)).....................  Global Growth            1, 4, 6, 7, 8, 9
Prudential International Value Fund (a
  series of World Fund)..................  International Value      1, 5, 6, 7, 8, 9
Prudential Jennison International Growth
  Fund
  (a series of World Fund)...............  Jennison International   1, 6, 7, 8, 9

    Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services have been provided to the Funds by PIFM through its affiliates, The Prudential Investment Corporation (PIC), Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, and Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, New York 10017, and also through Mercator Asset Management, L.P. (Mercator), 2400 East Commercial Boulevard, Suite 810, Fort Lauderdale, Florida 33308. Jennison serves as subadviser to the Europe Growth, Pacific Growth, Global Growth and Jennison International Funds, PIC serves as subadviser to the Real Estate Fund and Mercator serves as subadviser to the International Value Fund.

    PIFM, PIC and Jennison are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential Asset Management Holding Company. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of December 31, 2000, PIFM served as the manager to 40 open-end investment companies and as manager or administrator to 21 closed-end investment companies with aggregate assets of approximately $76 billion. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    The presence, in person or by proxy, of a majority of the Shares of a Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Fund.

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any Proposal against the adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 9, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    The close of business on January 19, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

FUND                              CLASS A        CLASS B       CLASS C       CLASS Z        TOTAL
----                            ------------   -----------   -----------   -----------   -----------
Europe Growth.................     4,824,633     8,848,122       838,041       771,967    15,282,763
Pacific Growth................     4,028,473     4,264,033       429,004       357,306     9,078,816
Real Estate...................     1,845,070     3,366,241       566,030       123,804     5,901,145
Global Growth.................    22,608,462    15,583,619     1,239,088     3,543,061    42,974,230
International Value...........     3,119,926     3,908,610       768,991    18,875,921    26,673,448
Jennison International........     8,231,386    15,348,864     7,381,553     2,388,827    33,350,630

    None of the Proposals require separate voting by class. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of the Fund as of January 19, 2001. A listing of persons who owned beneficially 5% or more of the Shares of a Fund as of January 19, 2001 is contained in Exhibit A.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with the Proposal.

                         TO ELECT DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1

THIS PROPOSAL APPLIES TO EACH FUND.

    DISCUSSION. The Board of each Fund has nominated the 9 individuals identified below for election to each Fund's Board. Under Proposal No. 1, shareholders of all Funds are being asked to vote on these nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits B through E hereto. Each of the nominees has indicated a willingness to serve if elected. All of the nominees are currently Directors. All of the Directors have previously been elected by shareholders, except for Ms. Rice and Mr. Odenath. If elected, all nominees will hold office until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Currently, each Board Member who is not affiliated with the Manager, a Subadviser or the Distributor (an Independent Board Member or Independent Directors, as applicable) is paid annual fees as set forth below for his or her service on the Board of each Fund. Directors' fees are allocated among all of the

Funds in a "cluster" (here, the equity funds) based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds in the cluster an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by those Funds an annual aggregate fee of $2,000 per Committee. Board Members affiliated with PIFM or its affiliates will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Fund's Board.

    The following table sets forth information relating to the compensation paid to Board Members (i) specifically by each Fund during the Fund's last fiscal year and (ii) in the aggregate for all funds in the Prudential Mutual Fund Complex for the calendar year ended December 31, 2000:

                               COMPENSATION TABLE

                                                                                                            TOTAL 2000
                                                                                                           COMPENSATION
                                                                                                           PAID TO BOARD
                                                                                                           MEMBERS FROM
BOARD MEMBERS AND                                              EUROPE    PACIFIC      REAL      WORLD     FUNDS AND FUND
NOMINEES                                                       GROWTH     GROWTH     ESTATE      FUND       COMPLEX (2)
-----------------                                             --------   --------   --------   --------   ---------------
Gold, Delayne D.............................................   $2,275     $1,550     $1,375     $4,700    $173,000(38/58)
Gunia, Robert F.(1).........................................   $    0     $    0     $    0     $    0    $      0
LaBlanc, Robert F...........................................   $2,775     $1,550     $    0     $4,700    $110,000(22/41)
Odenath, Jr., David R.(1)...................................   $    0     $    0     $    0     $    0    $      0
Rice, Judy A.(1)............................................   $    0     $    0     $    0     $    0    $      0
Smith, Robin B.(3)..........................................   $2,775     $1,625     $1,375     $5,025    $114,000(27/35)
Stoneburn, Stephen..........................................   $2,775     $1,550     $    0     $4,700    $110,000(22/41)
Teeters, Nancy H............................................   $2,800     $1,725     $    0     $5,425    $118,000(25/40)
Whitehead, Clay T...........................................   $  150     $1,550     $1,425     $4,700    $173,000(35/59)

------------------------------

+ Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.

(1) Robert F. Gunia, David R. Odenath, Jr. and Judy A. Rice, who are "interested" Board Members, do not receive compensation from the Funds or Fund Complex. All other Board Members listed above are deemed to be independent Board Members.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

(3) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $106,992 for Robin B. Smith.

    Board Members may elect to receive their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of the Board Member's fee in installments that accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of any fund within the Fund Complex regardless of whether the Director serves on the Board of that fund. Payment of the accrued interest also is deferred and accruals become payable at the option of the Board Member. A Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The nominees for election as Board Members, their ages and a description of their principal occupations are listed below. The business address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, Attention: Lesley L. Mann. Further information about the current Board Members is set forth in Exhibits B through E. A table indicating each Director's ownership of Fund Shares is attached as Exhibit C.

NOMINEE (AGE)                                       PRINCIPAL OCCUPATION*
-------------                     ----------------------------------------------------------
Delayne D. Gold (61)............  Marketing and Management Consultant.

Robert F. Gunia** (54)..........  Executive Vice President and Chief Administrative Officer
                                  (since June 1999) of Prudential Investments, a business
                                  unit of Prudential; Executive Vice President and Treasurer
                                  (since December 1996) of PIFM; President (since April
                                  1999) of PIMS; Corporate Vice President (since September
                                  1997) of The Prudential Insurance Company of America
                                  (Prudential); formerly Senior Vice President (March
                                  1987-May 1999) of Prudential Securities; Director (January
                                  1989-September 1996), Executive Vice President -- Finance
                                  and Administration, Treasurer and Chief Financial Officer
                                  (June 1987-December 1996) of Prudential Mutual Fund
                                  Management, Inc.

Robert E. LaBlanc (66)..........  President (since 1981) of Robert E. LaBlanc Associates,
                                  Inc. (telecommunications); formerly General Partner at
                                  Salomon Brothers; and Vice Chairman of Continental
                                  Telecom; Director of Storage Technology Corporation (since
                                  1979), Titan Corporation (since 1995), Salient 3
                                  Communications, Inc., Chartered Semi-Conductor
                                  Manufacturing Ltd. (since 1998) and Tribune Company (since
                                  1981); and Trustee of Manhattan College.

David R. Odenath, Jr.** (43)....  President (since June 1999) of Prudential Investments;
                                  Officer in Charge, President, Chief Executive Officer and
                                  Chief Operating Officer (since June 1999) of PIFM; Senior
                                  Vice President (since June 1999) of Prudential; formerly
                                  Senior Vice President (August 1993-May 1999) of
                                  PaineWebber Group, Inc.

Judy A. Rice**(53)..............  Executive Vice President (since 1999) of Prudential
                                  Investments; Executive Vice President (since 1999) of
                                  PIFM; formerly various positions to Senior Vice President
                                  (1992-1999) of Prudential Securities; and various
                                  positions to Managing Director (1975-1992) of Shearson
                                  Lehman Advisors; Governor of the Money Management
                                  Institute and member of the Prudential Securities
                                  Operating Council and the National Association for
                                  Variable Annuities.

Robin B. Smith (61).............  Chairman and Chief Executive Officer (since August 1996), formerly President and Chief Executive Officer (January
                                  1988-August 1996) and President and Chief Operating
                                  Officer (January 1988-August 1996) of Publishers Clearing
                                  House; Director of BellSouth Corporation, Texaco Inc.,
                                  Spring Industries Inc. and Kmart Corporation.

NOMINEE (AGE)                                       PRINCIPAL OCCUPATION*
-------------                     ----------------------------------------------------------
Stephen Stoneburn (57)..........  President and Chief Executive Officer (since June 1996) of
                                  Quadrant Media Corp. (a publishing company); formerly
                                  President (June 1995-June 1996) of Argus Integrated Media,
                                  Inc.; Senior Vice President and Managing Director (January
                                  1993-1995), Cowles Business Media, Senior Vice President
                                  (January 1991-1992) and Publishing Vice President (May
                                  1989-December 1990) of Gralla Publications (a division of
                                  United Newspapers, U.K.); and Senior Vice President of
                                  Fairchild Publications, Inc. (1975-1989).

Nancy H. Teeters (70)...........  Economist; formerly Director of Inland Steel Industries
                                  (July 1989-1999); formerly, Vice President and Chief
                                  Economist (July 1984-July 1990) of International Business
                                  Machines Corporation; formerly, Governor of Federal
                                  Reserve System (1978-1984).

Clay T. Whitehead (62)..........  President of National Exchange Inc. (new business development firm).

------------------------

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Is an "interested" Director, as defined in the 1940 Act, by reason of his or her affiliation with PIFM, Prudential Securities or Prudential.

    Each Fund has a Nominating Committee and an Audit Committee, the members of which are the Independent Board Members. Among other things, the Audit Committee has the following responsibilities:

    - Advising the Board with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

    - Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

    - Monitoring the independence of the independent public accountants.

    - Reviewing annual financial statements.

    The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board. The activities of the Nominating Committee also include:

    - Reviewing the independence of Independent Directors then serving on the Board.

    - Recommending to the Board the Independent Directors to be selected for membership on the various Board Committees.

    - Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

       -annual Director fees

       -supplemental compensation for Committee service

       -supplemental compensation for serving as a Committee Chair

       -Board or Committee meeting attendance fees

       -expense reimbursement

    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit D. Information concerning Fund officers is set forth in Exhibit E.

REQUIRED VOTE

    The nominees receiving the affirmative vote of a majority (for the Real Estate Fund) and a plurality (for each of the Europe Growth, Pacific Growth and World Funds) of the votes cast will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PIFM AND GARTMORE GLOBAL PARTNERS
                                 PROPOSAL NO. 2

THIS PROPOSAL APPLIES TO THE EUROPE GROWTH FUND ONLY.

    The Board of the Europe Growth Fund, including the Independent Directors, has approved, and recommends that shareholders approve, the adoption of a subadvisory agreement between PIFM and Gartmore Global Partners (Gartmore) under which Gartmore would serve as subadviser to the Fund. The proposed subadvisory contract with Gartmore in substantially final form is attached as Exhibit F-1.

    Pending shareholder approval of this new subadvisory agreement, the Board of the Europe Growth Fund approved an interim subadvisory agreement between PIFM and Jennison. During the period from the date that portfolio management moved from PIC to Jennison, until shareholders approve a new subadvisory agreement with Gartmore, PIFM is placing into an escrow account fees for subadvisory services that Jennison is performing for the Fund. The rate of the subadvisory fees being placed in escrow is the same as the rate of fees PIC received for acting as subadviser to the Fund. The Fund's subadvisory fees will be retained in escrow and will not be paid to Jennison, unless and until the Fund's shareholders approve the new subadvisory agreement with Gartmore. If shareholders do not approve the new subadvisory agreement, Jennison will be paid the lesser of its actual costs and expenses or the fees retained in escrow.

    Gartmore, located at 121 West Trade Street, Suite 3030, Charlotte, North Carolina 28202, is a direct subsidiary of Gartmore Investment Management plc (Gartmore Investment), the ultimate parent of which is Nationwide Mutual Insurance Company. Nationwide Mutual is a U.S.-based mutual insurance company and is one of the largest providers of insurance, pensions and related financial services in U.S. Gartmore Investment's total assets under management as of December 31, 2000 amounted to approximately $ million, including $ million managed by Gartmore. The name and principal occupation of the principal executive officer and each director of Gartmore appear below. The address of each individual listed below is 121 West Trade Street, Suite 3030, Charlotte, North Carolina 28202.

NAME                                                    TITLE
----                                    -------------------------------------


    Although Gartmore manages employee pension and benefit plans, it does not currently advise a registered mutual fund with an investment objective similar to that which it will pursue in managing a portion of the assets of the Europe Growth Fund.

    The proposed subadvisory agreement, in brief, provides that:

    - as compensation for Gartmore's services, PIFM will pay Gartmore a fee equal, on an annualized basis, to the following, subject to a minimum annual fee of $250,000:

       0.60% on the first $50 million of the average daily net assets of the Europe Growth Fund under Gartmore's management;

       0.50% on the next $50 million of the average daily net assets of the Fund under Gartmore's management;

       0.40% on the next $100 million of the average daily net assets of the Fund under Gartmore's management; and

       0.30% over $200 million of the average net assets of the Fund under Gartmore's management.

    - Gartmore will provide day-to-day management of the Fund's investments and otherwise determine which investments the Fund will purchase, retain, and sell.

    - Gartmore will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services.

    - Gartmore will maintain certain books and records on behalf of the Fund.

    - PIFM may replace Gartmore as subadviser or amend the subadvisory agreement without obtaining shareholder approval (if Proposal No. 6 is approved).

    - PIFM may appoint additional subadvisers to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisers (if Proposal Nos. 6 and 7 are approved).

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the proposed subadvisory agreement with Gartmore to shareholders was approved by the Board of Directors of the Fund, including the Independent Directors, on November 15, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to Gartmore's past investment performance, including, in particular, how that performance ranked on a risk-adjusted basis. The Board was provided with a quantitative analysis of the amount of risk associated with the level of return obtained by the proposed subadviser as measured against a variety of benchmarks. In addition, the Board considered that the rate of fees to be paid to Gartmore is consistent with -- and even lower than -- industry norms.

REQUIRED VOTE

    Approval of Proposal No. 2 with respect to the Europe Growth Fund requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding voting securities.

    THE BOARD OF THE EUROPE GROWTH FUND, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

    TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PIFM AND JARDINE FLEMING
                         INTERNATIONAL MANAGEMENT INC.
                                 PROPOSAL NO. 3

THIS PROPOSAL APPLIES TO THE PACIFIC GROWTH FUND ONLY.

    The Board of the Pacific Growth Fund, including the Independent Directors, has approved, and recommends that shareholders approve the adoption of a subadvisory agreement between PIFM and Jardine Fleming International Management Inc., doing business as JF Asset Management (JFAM), under which JFAM would serve as subadviser to Fund. The proposed subadvisory agreement with JFAM in substantially final form is attached as Exhibit F-2.

    Pending shareholder approval of this new subadvisory agreement, the Board of the Pacific Growth Fund approved an interim subadvisory agreement between PIFM and Jennison. During the period from the date that portfolio management moved form PIC to Jennison, until shareholders approve a new subadvisory agreement with JFAM, PIFM is placing into an escrow account fees for subadvisory services that Jennison is performing for the Fund. The rate of the subadvisory fees being placed in escrow is the same as the rate of fees PIC received for acting as subadviser to the Fund. The Fund's subadvisory fees will be retained in escrow and will not be paid to Jennison, unless and until the Fund's shareholders approve the new subadvisory agreement with JFAM. If shareholders do not approve the new subadvisory agreement, Jennison will be paid the lesser of its actual costs and expenses or the fees retained in escrow.

    Jardine Fleming International Management Inc. and JF Asset Management Limited (JFAM) are subsidiaries of Chase Fleming Asset Management (Asia) Inc., which was formed as a result of the acquisition of Robert Fleming Holdings Limited by The Chase Manhattan Corporation (now J.P. Morgan Chase & Co.) on August 1, 2000. As of December 31, 2000, JFAM's total assets under management amounted to approximately $36.6 billion. The registered office of JFAM is at 46th Floor, Jardine House, 1 Connaught Place, Central Hong Kong. The name and principal occupation of the principal executive officer and each director of Chase Fleming Asset Management (Asia) Inc. appears below. The address of each individual listed below is 270 Park Avenue, New York, NY 10017-2070.

NAME                                                    TITLE
----                                    -------------------------------------
Henry Lartigue.......................   President, Chase Fleming Asset
                                        Management (Asia) Inc.
Dina Dublon..........................   Vice President, Chase Fleming Asset
                                        Management (Asia) Inc.

    JFAM manages the FF-Pacific Fund, an offshore fund registered in Luxembourg, that has investment objectives similar to the Pacific Growth Fund. For providing investment management services to the FF-Pacific Fund, JFAM receives a fee at the annual rate of 0.50% of that fund's average daily net assets. As of December 31, 2000, the net assets of the FF-Pacific Fund amounted to approximately $1.4 billion.

    The proposed subadvisory agreement, in brief, provides that:

    - as compensation for JFAM's services, PIFM will pay JFAM a fee equal, on an annualized basis, to the following:

       0.50% of the first $250 million of the average daily net assets of the Pacific Growth Fund managed by JFAM; and

       0.45% of the Fund's average daily net assets managed by JFAM over $250 million.

    The investment advisory fee is based on aggregate assets under management of Prumerica Pacific Growth Fund and the Pacific Growth Fund.

    - JFAM will provide day-to-day management of the Fund's investments and otherwise determine what investments the Fund will purchase, retain, and sell.

    - JFAM will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services.

    - JFAM will maintain certain books and records on behalf of the Fund.

    - PIFM may replace JFAM as subadviser or amend the subadvisory agreement without obtaining shareholder approval (if Proposal No. 6 is approved).

    - PIFM may appoint additional subadvisers to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisers (if Proposal Nos. 6 and 7 are approved).

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the proposed subadvisory agreement with JFAM to shareholders was approved by the Board of Directors of the Pacific Growth Fund, including the Independent Directors, on November 15, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to JFAM's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. The Board was provided with a quantitative analysis of the amount of risk associated with the level of return obtained by the proposed subadviser as measured against a variety of benchmarks. In addition, the Board considered that the rate of fees to be paid to JFAM is consistent with--and even lower than--industry norms.

REQUIRED VOTE

    Approval of this Proposal requires the affirmative vote of a majority of the Pacific Growth Fund's outstanding voting securities, as defined in the 1940 Act.

    THE BOARD OF PACIFIC GROWTH FUND, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

        TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PIFM AND JENNISON
                                 PROPOSAL NO. 4

THIS PROPOSAL APPLIES TO THE GLOBAL GROWTH FUND ONLY.

BACKGROUND

    The Board of the Fund, including the Independent Directors, has approved, and recommends that the shareholders of the Fund approve, the adoption of a subadvisory agreement between PIFM and Jennison. Subadvisory services for this Fund have historically been performed by PIC. PIFM, Jennison and PIC are all indirect wholly-owned subsidiaries of Prudential.

    Due to a broad restructuring of equity investment management within Prudential, including the transfer of investment advisory duties for equity management from PIC to Jennison, the Global Growth Fund's shareholders are being asked to approve a new subadvisory agreement between PIFM and Jennison. This transition occurred incrementally and the majority of the equity funds in the Prudential mutual fund complex that had been subadvised by PIC began to be subadvised by Jennison by October 31, 2000. Jennison began serving as subadviser for the Global Growth Fund on October 2, 2000.

    The combining of subadvisory duties for equity management into Jennison is intended to provide your Fund with the investment capabilities available from Jennison. More information about Jennison's history and its management team appears on page 14 of this proxy statement.

    The transition of subadvisory services from PIC to Jennison may constitute an "assignment" (as that term is defined in the 1940 Act) of the subadvisory agreements between PIC and PIFM. As required by the 1940 Act, the subadvisory agreements with PIC provide for their automatic termination in the event of an assignment. Therefore, shareholders are being asked to approve the proposed new subadvisory agreement between PIFM and Jennison in order for Jennison to continue to provide subadvisory services to the Global Growth Fund. A copy of the new form of subadvisory agreement with Jennison for the Fund is attached as Exhibit F-4. THE NEW SUBADVISORY AGREEMENT WITH JENNISON FOR THE FUND IS THE SAME IN EVERY MATERIAL RESPECT AS THE FUND'S SUBADVISORY AGREEMENT WITH PIC, except as to the date of the agreement and the identity of the Subadviser (Jennison rather than PIC).

    Pending shareholder approval of this new subadvisory agreement, the Global Growth Fund's Board approved an interim subadvisory agreement between PIFM and Jennison. During the period from the date that portfolio management moved from PIC to Jennison, until shareholders approve a new subadvisory agreement with Jennison, PIFM is placing into an escrow account fees for subadvisory services that Jennison is performing for the Fund. The rate of the subadvisory fees being placed in escrow is the same as the rate of fees PIC received for acting as subadviser to the Fund. The Fund's subadvisory fees will be retained in escrow and will not be paid to Jennison, unless and until the Fund's shareholders approve the new subadvisory agreement with Jennison. If shareholders do not approve this proposal, then Jennison will receive the lesser of its costs and expenses or the fees retained in escrow.

    Because the move from PIC to Jennison was made pursuant to a corporate restructuring within Prudential, the transition to Jennison should not result in any changes in the day-to-day operations of your Fund or the investment process used in managing your Fund. In addition, the transition will not cause any change to your Fund's investment objective or investment restrictions and policies (except as shareholders may approve, as discussed in Proposals
No. 8(a) through 8(h) of this proxy statement).

SUBADVISORY AGREEMENT WITH PIC

    PIFM had entered into a subadvisory agreement with PIC for the Global Growth Fund. The subadvisory agreement provided that PIC would furnish investment advisory services in connection with the management of the Fund. In connection with those services, PIC was obligated to keep certain books and records of the Fund. Pursuant to PIFM's Management Agreement with the Fund, PIFM continued to have responsibility for all investment advisory services.

    The Global Growth Fund's subadvisory agreement provided that PIC would not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The subadvisory agreement also provided that it would terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement between the Fund and PIFM. The subadvisory agreement could be terminated by the Fund, PIFM or PIC on not more than 60 days', nor less than 30 days', written notice. The subadvisory agreement with PIC terminated at the time PIFM entered into an interim subadvisory agreement with Jennison. With the exception of its date, the identity of the subadviser and the requirement that fees paid thereunder be paid into escrow, as described above, the interim subadvisory agreement with Jennison is substantially similar to the subadvisory agreement between PIC and PIFM.

    The table below lists the compensation paid to PIC by PIFM under its subadvisory agreement for the subadvisory services performed for the Global Growth Fund, as well as the date of the subadvisory agreement with PIC, and the date on which the agreement was last submitted to shareholders for approval.

                                                                     DATE
                                                                 SUBADVISORY
                                                   SUBADVISORY    AGREEMENT         FEE PAID TO PIC
                                                    AGREEMENT    SUBMITTED TO   (% OF AVERAGE DAILY NET
FUND                                                 DATE(1)     SHAREHOLDERS         ASSETS)(2)
----                                               -----------   ------------   -----------------------
Global Growth....................................   2/28/88       2/25/88               0.375%

------------------------

(1) The subadvisory agreement was amended effective January 1, 2000 to provide for the payment of compensation by PIFM to PIC based on a percentage of the average daily net assets of the Global Growth Fund. The percentage rate applicable to each Fund is set forth in the last column of this table.

(2) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Global Growth Fund.

    The table below sets forth the total fees paid by the Fund to PIFM and the total fees received by PIC from PIFM for subadvisory services performed by PIC for the Fund during the fiscal year ended October 31, 2000:

                                                                            FEE RECEIVED
                                                              FEE PAID TO   BY PIC FROM
FUND                                                             PIFM         PIFM(a)
----                                                          -----------   ------------
Global Growth...............................................  $6,502,580     $2,757,718

------------------------

(a) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Global Growth Fund. The subadvisory agreement between PIFM and PIC was amended effective January 1, 2000 to provide for the payment of compensation by PIFM based on a percentage of the average daily net assets of the Fund. The percentage rate applicable to the Fund is set forth in the previous table. For the Global Growth Fund, with its fiscal year ending on October 31, 2000, the dollar amount shown in the column "Fee Received by PIC From PIFM" consists of the fees paid by PIFM to PIC from January 1, 2000 through October 31, 2000.

    The table below lists the equity mutual funds with capital appreciation as their investment objective that are advised by Jennison as of December 31, 2000, the size of each fund, and the rate of compensation received by Jennison for the investment advisory services it provides for each fund:

                                                         FUND NET        FEE PAID TO JENNISON
                                                       ASSETS AS OF    (% OF AVERAGE DAILY NET
FUND                                                     12/31/00              ASSETS)
----                                                  --------------   ------------------------
Prudential 20/20 Focus Fund (Growth Segment)........  $  439,449,237   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Equity(a)...........................................  $3,849,787,326   0.25% to $500 mil.
                                                                       0.226% next $500 mil.
                                                                       0.203% over $1 bil.
Prudential Diversified Funds -- Prudential
  Diversified Conservative Growth (Growth
  Segment)..........................................  $   11,356,067   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Diversified Funds -- Prudential
  Diversified Moderate Growth (Growth Segment)......  $   38,311,177   0.30% to $300 mil.
                                                                       0.25% over $300 mil.

                                                         FUND NET        FEE PAID TO JENNISON
                                                       ASSETS AS OF    (% OF AVERAGE DAILY NET
FUND                                                     12/31/00              ASSETS)
----                                                  --------------   ------------------------
Prudential Diversified Funds -- Prudential
  Diversified High Growth (Growth Segment)..........  $   37,204,586   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Jennison Equity Opportunity Fund.........  $  269,152,769   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Jennison Growth Fund.....................  $6,016,711,832   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Health Sciences Fund (Strategically
  Managed Segment)..................................  $  252,464,363   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Strategic Partners Series -- Strategic Partners
  Focused Growth Fund (Jennison Segment)............  $  162,667,152   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Value(a)............................................  $1,412,444,165   0.30% to $500 mil.
                                                                       0.238% next $500 mil.
                                                                       0.214% next $500 mil.
                                                                       0.191% over $1.5 bil.
Prudential World Fund, Inc. -- Prudential Jennison
  International Growth Fund.........................  $  241,714,400   0.60% to $300 mil.
                                                                       0.50% next $1.2 bil.
                                                                       0.45% over $1.5 bil.
Harbor Fund -- Harbor Capital Appreciation Fund.....  $                0.75% to $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.
                                                                       0.25% over $5 bil.
Harbor Fund --
  Harbor International Growth Fund..................  $                0.50% of first $1.5 bil.
                                                                       0.45% next $2 bil.
                                                                       0.40% over $3.5 bil.
Masters' Select Funds Trust --
  The Masters Select Equity Fund(b).................  $                0.75% to $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% on next $25 mil.
                                                                       0.25% on next $335 mil.
                                                                       0.22% on next $600 mil.
                                                                       0.20% over $1 bil.
Seasons Series Trust -- Focus Growth Portfolio(b)...  $                0.40%
SunAmerica Style Select Series, Inc. -- Focus
  Portfolio(b)......................................  $                0.40%
SunAmerica Style Select Series, Inc. --
  Large-Cap Growth Portfolio(b).....................  $                0.30% to $300 mil.
                                                                       0.25% over $300 mil.
The Hirtle Callaghan Trust --
  The Growth Equity Portfolio(b)....................  $                0.30%

                                                         FUND NET        FEE PAID TO JENNISON
                                                       ASSETS AS OF    (% OF AVERAGE DAILY NET
FUND                                                     12/31/00              ASSETS)
----                                                  --------------   ------------------------
The Preferred Group of Mutual Funds --
  Preferred Growth Fund.............................  $                0.75% first $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.
EQ Advisors Trust -- EQ/Balanced Portfolio(b).......  $                0.35%
Ohio National Funds -- Capital Appreciation
  Portfolio.........................................  $                0.75% first $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.

------------------------

(a) Jennison did not begin acting as subadviser for Equity Fund and Value Fund until September 7, 2000.

(b) Jennison provides subadvisory services for only one segment of this fund. Fund net asset figures identify only the portion of total fund net assets for which Jennison provides subadvisory services.

THE PROPOSED NEW SUBADVISORY AGREEMENT WITH JENNISON

    Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIC and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advisory services to registered investment companies since 1990.

    Under the proposed subadvisory agreement, Jennison would provide investment advisory services to the Global Growth Fund pursuant to an agreement with PIFM. The agreement between PIFM and Jennison will be identical in all material respects (other than as indicated on page 11) to the subadvisory agreement between PIFM and PIC. This means that Jennison will be subject to the same terms and conditions as are applicable to PIC under its former subadvisory agreement with PIFM.

    The table below lists the name and principal occupation of the principal executive officers and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.

MICHAEL A. DEL BALSO-Director since 1998, Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

MARY-JANE FLAHERTY-Director since 2000. Managing Director, Strategic Initiatives, PIC, since December 1998; prior to December 1998, various positions to Chief Financial Officer, PIC, and various positions to Vice President, Prudential.

JOHN H. HOBBS-Chairman since 1998. Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

KAREN E. KOHLER-Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer and Director, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

KATHLEEN A. MCCARRAGHER-Director since 1998. Executive Vice President, Jennison, since 1998. 1992-1998, Managing Director, Weis, Peck & Greer LLC.

PHILIP N. RUSSO-Director since 2000. Vice President and Director, PIC, since 1999; Vice President, Prudential, since 1997; prior to 1997, Managing Director, Bankers Trust Company.

SPIROS SEGALAS-Director since 1998. President and Chief Investment Officer, Jennison, since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

VICTOR SIM-Director since 2000. Vice President, Prudential, since 1997.

JOHN R. STRANGFELD-Director since 2000. Chief Executive Officer of Prudential Securities since October 2000, Executive Vice President since February 1998 of Prudential; Chief Executive Officer, Chairman, President and Director since January 1999 of PIC; Chairman since August 1989 of Pricoa Capital Group; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group of Prudential.

KEVEN C. UEBELEIN-Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIC, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.

BERNARD B. WINOGRAD-Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1986; Senior Vice President and Director, PIC, since December 1996; prior to December 1996, The Taubman Company LLC.

RELATIONSHIP TO PROPOSALS NO. 6 AND 7

    As part of the overall restructuring of the management of the Funds covered by this Proxy Statement, Proposals No. 6 and 7 request shareholder approval
(1) to permit the Manager to enter into or make material changes to subadvisory agreements, and (2) to amend the management contracts between PIFM and each Fund. In brief, Proposal No. 6, if adopted, would permit PIFM, upon Board approval, to retain new subadvisers or to materially alter its contracts with existing subadvisers without first obtaining shareholder approval. Proposal
No. 7, if adopted, would permit PIFM, again with Board approval, to allocate the assets of each Fund among both affiliated and unaffiliated subadvisers under a "Manager-of-Managers" structure. Please refer to the explanations accompanying Proposals No. 6 and 7 for more information on each of these Proposals.

    Although shareholder approval is also being requested for Proposals No. 6 and 7, THE ADOPTION OF PROPOSAL NO. 4 IS NOT CONTINGENT ON SHAREHOLDER APPROVAL OF EITHER PROPOSAL NO. 6 OR PROPOSAL NO. 7. This means that if shareholders do not approve either Proposal No. 6 or Proposal No. 7, but do vote "For" Proposal No. 4, PIFM will implement the new subadvisory agreement with Jennison. If Proposal No. 4 is not approved, Jennison will receive the lesser of the subadvisory fees paid into escrow under the interim subadvisory agreement, plus interest, or the costs incurred by Jennison in performing the interim contract, plus interest.

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the proposed new subadvisory agreement with Jennison was approved by the Board of the Global Growth Fund, including the Independent Directors, on August 22, 2000. The Board Members received materials relating to the proposed agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the rate of fees to be paid to Jennison by PIFM are the same as the then-existing fee arrangement with PIC, and that the rate of fees paid by the Fund would not increase. The Board also considered that it is appropriate to enter into a new subadvisory agreement for this Fund in light of the transition of the majority of equity management from PIC to Jennison. The Board gave primary consideration to Jennison's strong, stable management and the results of Jennison's growth investing style when the Board determined to approve the new subadvisory agreement with Jennison.

REQUIRED VOTE

    Approval of this Proposal requires the affirmative vote of a majority of the Global Growth Fund's outstanding voting securities, as defined by the 1940 Act.

    THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.

 TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PIFM AND BANK OF IRELAND ASSET
                           MANAGEMENT (U.S.) LIMITED
                                 PROPOSAL NO. 5

THIS PROPOSAL APPLIES TO THE INTERNATIONAL VALUE FUND ONLY.

    The Board of the International Value Fund, including the Independent Directors, has approved, and recommends that shareholders approve, the adoption of a subadvisory agreement between PIFM and Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.) Limited), under which BIAM (U.S.) Limited would serve as subadviser to the Fund. The proposed subadvisory agreement with BIAM (U.S.) Limited in substantially final form is attached as Exhibit F-4.

    The International Value Fund is currently subadvised by Mercator pursuant to a subadvisory agreement between PIFM and Mercator dated as of September 18, 1996. For the fiscal year ended October 31, 2000, PIFM paid Mercator $3,116,274 for providing subadvisory services to the Fund. The Fund's shareholders last approved the subadvisory agreement between PIFM and Mercator on September 17, 1996.

    BIAM (U.S.) Limited, located at 75 Holly Hill Lane, Greenwich, Connecticut 06830, is a wholly owned subsidiary of the Bank of Ireland Group, which was established in 1783 and is one of the largest providers of financial services in Ireland. BIAM (U.S.) Limited was established in 1987 to provide services to North American investors. As of December 31, 2000, BIAM (U.S.) Limited had approximately $25 billion under management on behalf of its U.S. and Canadian clients. The name and principal occupation of the principal executive officer and each director of BIAM (U.S.) Limited appear below. The address of each individual listed below is 75 Holly Hill Lane, Greenwich, Connecticut 06830.

NAME                                                    TITLE
----                                    -------------------------------------
William R. Cottler...................   Chief Executive Officer
Denis Curran.........................   President, International
Chris Reilly.........................   Chief Investment Officer

    BIAM (U.S.) Limited subadvises an institutional commingled separate account that has investment objectives similar to the International Value Fund. For providing advisory services to this account, BIAM (U.S.) Limited receives an annual fee at the annual rate of 0.45% of the first $50 million of that account's daily net assets, 0.40% on the next $50 million of that account's average daily net assets and 0.30% of that fund's average daily net assets over $100 million. As of December 31, 2000, the net assets of that account amounted to approximately $1.36 billion.

    The proposed subadvisory agreement, in brief, provides that:

    - as compensation for BIAM (U.S.) Limited's services, PIFM will pay to BIAM (U.S.) Limited a fee equal, on an annualized basis, to the following:

       0.45% on the first $50 million of the average daily net assets of the International Value Fund managed by BIAM (U.S.) Limited;

       0.40% on the next $50 million of the Fund's net assets managed by BIAM (U.S.) Limited;

       0.30% on the next $500 million of the Fund's net assets managed by BIAM (U.S.) Limited;

       0.28% on the next $200 million of the Fund's net assets managed by BIAM (U.S.) Limited; and

       0.27% on the Fund's net assets over $800 million managed by BIAM (U.S.) Limited.

       For purposes of computing the fees set out above, PIFM and BIAM (U.S.) Limited may aggregate the assets of other Prudential mutual fund portfolios that BIAM (U.S.) Limited may subadvise in the future with the International Value Fund by amending the subadvisory agreement.

    - BIAM (U.S.) Limited will provide day-to-day management of the Fund's investments and otherwise determine which investments the Fund will purchase, retain, and sell.

    - BIAM (U.S.) Limited will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides bona fide research services.

    - BIAM (U.S.) Limited will maintain certain books and records on behalf of the Fund.

    - PIFM may replace BIAM (U.S.) Limited as subadviser or amend the subadvisory agreement without obtaining shareholder approval (if Proposal No. 6 is approved).

    - PIFM may appoint additional subadvisers to manage the Fund's assets and, consequently, may determine the allocation of the Fund's assets among these subadvisers (if Proposal Nos. 6 and 7 are approved.)

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the proposed subadvisory agreement with BIAM (U.S.) Limited to shareholders was approved by the Board of the International Value Fund, including the Independent Directors, on November 15, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to BIAM (U.S.) Limited's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. The Board was provided with a quantitative analysis of the amount of risk associated with the level of return obtained by the proposed subadviser as measured against a variety of benchmarks. In addition, the Board considered that the rate of fees to be paid to BIAM (U.S.) Limited is consistent with industry norms.

REQUIRED VOTE

    Approval of this Proposal requires the affirmative vote of a majority of the Inernational Value Fund's outstanding voting securites, as defined in the 1940 Act.

    THE BOARD OF THE INTERNATIONAL VALUE FUND, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5.

INTEREST OF FUND DIRECTORS AND OFFICERS IN PROPOSALS NO. 2, 3 AND 5.

    With respect to the current Fund Directors and the officers of the Funds (collectively, Directors/ Officers), none of such individuals currently holds an office with, or is employed by, either Gartmore, JFAM or BIAM (U.S.) Limited, nor does any such Director/Officer own more than 1,000 shares of any such subadviser or its affiliates (as defined by SEC proxy rules).

  TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE MATERIAL
                       CHANGES TO, SUBADVISORY AGREEMENTS
                                 PROPOSAL NO. 6

THIS PROPOSAL APPLIES TO ALL FUNDS.

    The Board of each Fund has approved, and recommends that shareholders approve, Proposal No. 6, which would permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE EACH FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO A FUND. Information concerning each Fund's current management arrangements, including a description of the Fund's current subadvisory agreement, is contained in Proposals No. 2-5. If shareholders approve Proposal No. 6 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Directors of a Fund, including a majority of the Independent Directors, must continue to approve these agreements in order for them to take effect. On August 22, 2000, the Board of each Fund, including the Independent Directors, discussed and approved Proposal No. 6 at an in-person meeting.

    Proposal No. 6 is being submitted to shareholders pursuant to the requirements of an exemptive order obtained from the SEC in September 1996 (the Original Order). The Original Order grants relief to The Target Portfolio Trust (for which PIFM acts as a Manager-of-Managers) and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PIFM to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PIFM. Among other things, the Original Order permits PIFM to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for an old subadviser. The Funds are seeking confirmation from the staff of the Division of Investment Management of the SEC (the Staff) that the Original Order applies to the Funds as well as to The Target Portfolio Trust and other Prudential Mutual Funds.

    In addition, the Funds currently intend to seek an order (the Proposed Order) from the SEC permitting PIFM, with Board approval, and without further shareholder approval, to (1) hire one or more new affiliated subadvisers and
(2) amend existing agreements with affiliated subadvisers. In their request for relief, the Funds may also ask the SEC to amend the Original Order to permit the replacement of an unaffiliated subadviser with an affiliated subadviser and to replace an affiliated adviser with a different affiliated adviser, all with prior Board approval. The Funds also may seek an amended order from the SEC permitting them not to disclose the fee rates paid to specific subadvisers because that may permit PIFM to hire subadvisers at lower fees. With this Proposal, the Funds seek your approval for any such arrangement, subject to approval by the SEC of such arrangement. The Funds will, of course, comply with any conditions imposed by the SEC under any amended order if they seek to avail themselves of the relief provided by the order.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, a Fund currently would obtain shareholder approval of subadvisory agreements in the following situations:

    - (1) the employment of a new subadviser to replace an existing subadviser or (2) the allocation of a portion of its assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

    - a material change in the terms of a subadvisory agreement; and

    - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a Fund's Board, including its Independent Directors, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

DISCUSSION

    Under the "Manager-of-Managers" structure, each Fund would continue to employ PIFM, subject to the supervision of the Board, to manage or provide for the management of each Fund. PIFM would select one or more subadvisers to invest the assets of each Fund, subject to the review and approval of the Board. (Currently, the selection of one or more subadvisers is subject to the approval of the Fund's shareholders, which is why Proposals No. 2, 3, 4 and 5 are being submitted to shareholders of the Europe Growth, Pacific Growth, Global Growth and International Value Funds, respectively.) PIFM would review each subadviser's performance on an ongoing basis. PIFM would be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PIFM would continue to pay an advisory fee to each subadviser from the management fee. Each Board believes that requiring a Fund's shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PIFM and the Board have determined are necessary or desirable. Each Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 6 is implemented.

    The kind of changes to subadvisory arrangements that could be effected without further shareholder approval if Proposal No. 6 is approved include:
(1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of a Fund's assets to one or more additional subadvisers;
(3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and
(4) replacing an existing subadviser with a new subadviser when PIFM and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Each Board believes that PIFM can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Funds were permitted to operate in the manner described in Proposal No. 6. Each Board further believes that these gains in efficiency would ultimately benefit each Fund and its shareholders.

    Although a Manager-of-Managers structure will be put into place for each Fund whose shareholders approve Proposal No. 6, the Fund will not employ new subadvisers pursuant to this structure unless and until PIFM and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations as to a Fund, PIFM intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards. It is this analysis that led PIFM to propose Gartmore, JFAM, Jennison and BIAM (U.S.) Limited as subadvisers to the Europe Growth, Pacific Growth, Global Growth and International Value Funds, respectively.

    Following shareholder approval of Proposal No. 6, PIFM will continue to be each Fund's investment manager. In addition, following shareholder approval of Proposals 2, 3, 4 and 5, Gartmore will serve as subadviser to the Europe Growth Fund, JFAM will serve as subadviser to the Pacific Growth Fund, Jennison will continue to serve as subadviser to the Global Growth Fund and BIAM (U.S.) Limited will serve as subadviser to the International Value Fund, respectively. (Proposals 2, 3, 4 and 5 provide more information about Gartmore, JFAM, Jennison and BIAM (U.S.) Limited, respectively.) Each Board and PIFM, under the Board's supervision, will continue to monitor the nature and quality of the services provided by these Subadvisers and may, in the future, recommend additional subadvisers (apart from Gartmore, JFAM, Jennison or BIAM (U.S.) Limited) or the reallocation of assets among these and other subadvisers. If one or more new subadvisers are added to a Fund, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that each Board is asking shareholders to approve will give the Boards and PIFM the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers (apart from Gartmore, JFAM, Jennison or BIAM (U.S.) Limited) will be added.

    If Proposal No. 6 is approved by a Fund's shareholders, shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PIFM and each subadviser (unless the SEC permits information as to the rate of fees to be paid to subadvisers not to be disclosed) and would disclose subadviser changes or changes in subadvisory agreements.

    Each Board and PIFM have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of each Fund will receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 6 is approved, amendments to the Management Agreement between PIFM and each Fund would remain subject to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PIFM and the Board already generally may change the rate of fees payable to a subadviser without shareholder approval, PIFM and the Board could not increase the rate of the management fees payable by a Fund to PIFM or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.

    For these reasons, each Board believes that approval of Proposal No. 6 to permit PIFM and the Boards to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Funds.

CONDITIONS

    If the Staff of the SEC confirms that the Original Order applies to the Funds, the Original Order would grant relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Funds to operate in the manner described in Proposal No. 6, subject to certain conditions, including approval of

Proposal No. 6 by shareholders of each Fund seeking to rely on the Original Order. A Fund will not rely on the Original Order until all of the conditions set forth below have been met.

    As stated above, the Funds and PIFM intend to seek the Proposed Order, which would expand the relief obtained under the Original Order to certain situations involving affiliates of PIFM. There can be no assurance that the SEC will issue the Proposed Order or that the SEC will not impose additional conditions on the Funds.

    The following are conditions for relief under the Original Order:

        1. PIFM will provide general management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

        2.  Before a Fund may operate in the manner described in Proposal
    No. 6, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or in the case of a new series of a Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such series to the public. [Approval of Proposal No. 6 would satisfy this condition.]

        3. A Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Funds will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of a Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.

        4. A Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

        5. No Director or officer of a Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Director or officer) any interest in any subadviser except for (a) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

        6. PIFM will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of a Fund or PIFM other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund. [If the Proposed Order is granted, this condition would be eliminated.]

        7. At all times, a majority of the members of the Board of a Fund will be persons each of whom is an Independent Director of the Fund and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

        8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY EACH BOARD

    At a Board meeting held on August 22, 2000, each Board, including the Independent Directors, approved the submission to shareholders of Proposal
No. 6 regarding the Manager-of-Managers structure. Prior to the meeting each Director received materials discussing this type of management structure. At the meeting, each Director attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. Management representatives presented an update on Proposal No. 6 to the Directors during a telephone meeting held on September 21, 2000. Each Board gave primary consideration to the fact that the rate of the management fee payable to PIFM would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PIFM to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. Each Board also considered that PIFM had substantial experience in evaluating investment advisers and that PIFM would bring that experience to the task of evaluating the current subadviser for a Fund and any potential new subadviser. Each Board took into account the fact that PIFM could not, without the prior approval of the Board, including a majority of the Independent Directors: (1) appoint a new subadviser,
(2) materially change the allocation of portfolio assets among subadvisers, or
(3) make material amendments to existing subadvisory agreements.

REQUIRED VOTE

    Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.

     TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT TO ALLOCATE A FUND'S
              ASSETS AMONG AFFILIATED AND UNAFFILIATED SUBADVISERS

                                 PROPOSAL NO. 7

THIS PROPOSAL APPLIES TO ALL FUNDS.

    The Board of each Fund, including the Independent Directors, has approved, and recommends that shareholders of the Funds approve, a proposal to amend the management agreement between each Fund and PIFM (the Amended Agreements). Because the material features of each Amended Agreement are substantially similar to each other, we have attached as Exhibit G-1 to this proxy statement a form of the Amended Agreements applicable to each Fund. If approved at the Meeting, the Amended Agreements will supersede the existing Management Agreements (the Existing Agreements) between each Fund and PIFM.

    The Amended Agreements are substantially similar to the Existing Agreements. THE RATE OF ADVISORY FEES PAYABLE BY EACH FUND WILL NOT CHANGE. The primary difference is that the Amended Agreements would permit PIFM, with Board approval, to allocate and reallocate a Fund's portfolio assets among subadvisers from 0% to 100%.

    A NOTE FOR SHAREHOLDERS OF THE REAL ESTATE AND JENNISON INTERNATIONAL FUNDS:
If the Amended Agreement is approved with respect to your Fund, the Fund's subadvisory agreement between PIFM and PIC or Jennison (the Existing PIC/Jennison Subadvisory Agreement) will be amended to reflect the changes made in the Amended Agreement. Therefore, in deciding whether to approve the Amended Agreement, you should consider that by voting for approval of the Amended Agreement with respect to your Fund, you also are voting to approve amending the Existing PIC/Jennison Subadvisory Agreement in order to permit PIFM, with Board approval, to allocate and reallocate your Fund's portfolio assets to and from PIC or Jennison, as applicable, from 0% to 100% of your Fund's portfolio assets and to clarify that PIC's or Jennison's subadvisory fee will be based on the portfolio assets that it manages (the Amended PIC/Jennison Subadvisory Agreement). THE AMENDED PIC/JENNISON SUBADVISORY AGREEMENT WILL BE THE SAME IN ALL OTHER MATERIAL RESPECTS AS THE EXISTING PIC OR JENNISON SUBADVISORY AGREEMENT, AS APPLICABLE, except as to the date of the Agreement. The Boards of each of the Real Estate and Jennison International Funds, including the Independent Directors, have approved amending the Existing PIC/Jennison Subadvisory Agreement. We have attached as Exhibit G-2 to this proxy statement a form of the Amended PIC/Jennison Subadvisory Agreement applicable to the Real Estate and Jennison International Funds. If the Amended Agreement is approved at the Meeting, the Amended PIC/Jennison Subadvisory Agreement will supersede the Existing PIC/Jennison Subadvisory Agreements between PIFM and PIC and Jennison with respect to the Real Estate and Jennison International Funds, respectively.

EXISTING PIC/JENNISON SUBADVISORY AGREEMENT

    The Existing PIC/Jennison Subadvisory Agreement provides that PIC or Jennison will furnish investment advisory services in connection with the management of the Real Estate and Jennison International Funds, respectively. In connection with those services, PIC and Jennison are obligated to keep certain books and records of the Real Estate and Jennison International Funds, respectively. Pursuant to the Existing Agreement, as well as under the Amended Agreement, PIFM continues to have responsibility for all investment advisory services.

    The table below lists the compensation paid by PIFM to PIC and Jennison under the applicable Subadvisory Agreement for the last fiscal year of each Fund, as well as the date of that Agreement, the date on which that Agreement was last submitted to shareholders for approval and the fees paid by PIFM to PIC and Jennison. Continuance of these Agreements was most recently approved by the Board on May 24, 2000.

                            EXISTING PIC OR
                               JENNISON       DATE SUBADVISORY               FEE PAID TO PIC OR
                              SUBADVISORY        AGREEMENT                     JENNISON (% OF
                               AGREEMENT        SUBMITTED TO                   AVERAGE DAILY
FUND                             DATE           SHAREHOLDERS                    NET ASSETS)
----                        ---------------   ----------------               ------------------
Real Estate(1)............    2/18/98           2/18/98                          0.375%(2)
Jennison International....   11/18/99           11/18/99              0.60% of the first $300 million
                                                                      0.50% of the first $1.5 billion
                                                                 0.45% of assets in excess of $1.5 billion.

------------------------

(1) The Existing PIC Subadvisory Agreement was amended effective January 1, 2000 to provide for the payment of an annual fee by PIFM to PIC equal to 0.375% of the average daily net assets of the Real Estate Fund.

(2) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Real Estate Fund.

    The table on page 26 lists the fees paid to PIFM by each Fund. For the period from January 1, 2000 to March 31, 2000, PIFM paid $54,874 to PIC for subadvisory services provided to the Real Estate Fund. Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Real Estate Fund. For the fiscal year ended
October 31, 2000, PIFM paid $1,316,135 to Jennison for subadvisory services provided to the Jennison International Fund.

    PIC does not currently advise any other mutual funds with investment objectives and policies similar to those of the Real Estate Fund.

    The table below lists the name and principal occupation of the principal executive officers and each director of PIC. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Similar information with respect to Jennison can be found in the discussion of Proposal No. 4.

NAME                            POSITION WITH PIC                PRINCIPAL OCCUPATIONS
----                    ---------------------------------  ---------------------------------
John R. Strangfeld....  Chairman of the Board, President,  Chief Executive Officer,
                        Chief Executive Officer and        Prudential Securities; Executive
                        Director                           Vice President, Prudential;
                                                           Chairman of the Board, President,
                                                           Chief Executive Officer and
                                                           Director, PIC; Chief Executive
                                                           Officer, Private Asset Management
                                                           Group of Prudential; Chairman,
                                                           Pricoa Capital Group.

Bernard Winograd......  Senior Vice President and          Chief Executive Officer,
                        Director                           Prudential Real Estate Investors;
                                                           Senior Vice President and
                                                           Director, PIC; Director,
                                                           Jennison.

Jack W. Gaston........  Director                           Director since 1999; Senior
                                                           Managing Director, PIC, since
                                                           1986.

John H. Hobbs.........  Director                           Chairman of Jennison since 1998;
                                                           Chief Executive Officer,
                                                           Jennison, since 1998; prior to
                                                           1998, various positions to
                                                           Chairman and Chief Executive
                                                           Officer, Jennison Associates
                                                           Capital Corp.

Philip N. Russo.......  Director                           Director of Jennison since 2000;
                                                           Vice President and Director, PIC,
                                                           since 1999; Vice President,
                                                           Prudential, since 1997; prior to
                                                           1997, Managing Director, Bankers
                                                           Trust Company.

James J. Sullivan.....  Director                           Director of Jennison since 1999;
                                                           since 1981, positions to Vice
                                                           President and Managing Director,
                                                           PIC.

    If a Fund's shareholders approve this Proposal, the relevant Existing Agreement would be amended to provide that PIFM may reallocate Fund assets upon Board approval only and without further shareholder approval. This would mean, for example, that a Fund that has allocated 100% of its assets to one subadviser would be able to change the allocation to 50% to one subadviser and 50% to a second subadviser with Board approval but without seeking shareholder approval. (The Fund's Board could appoint the second unaffiliated subadviser with shareholder approval or, if Proposal No. 6 is approved, by Board action alone.) Alternatively, a Fund that has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2 would be able to change the allocation to 75% of assets to subadviser #1 and 25% to subadviser #2 without seeking shareholder approval.

    Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of a Fund may also be held by the other portfolio segment of that

Fund or that the two subadvisers may simultaneously favor the same industry. PIFM will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a violation of a Fund's diversification requirements. In addition, if one subadviser of a Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase, but the Fund will have incurred additional costs. PIFM will consider these costs in determining the allocation of assets. PIFM will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, PIFM also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

    Below we provide additional information about the Amended Agreements and the Existing Agreements.

EXISTING AGREEMENTS

    The Funds are currently managed under Existing Agreements with PIFM, dated as shown in the following table.

    The material features of each Existing Agreement are similar to those of the Amended Agreements except with respect to the provisions relating to the Manager-of-Managers structure. The following table also shows the date that each Fund's Existing Agreement was most recently renewed by its Board and the date that each Existing Agreement was last approved by a vote of the Fund's shareholders.

                                               DATE AGREEMENT        DATE AGREEMENT
                                               MOST RECENTLY          MOST RECENTLY
                           DATE OF AGREEMENT      RENEWED       SUBMITTED FOR SHAREHOLDER
FUND                           WITH PIFM          BY BOARD              APPROVAL
----                       -----------------   --------------   -------------------------
Europe Growth............    7/11/94             5/23/00             7/7/94
Pacific Growth...........    7/16/92             5/23/00             6/25/92
Real Estate..............    2/18/98             5/23/00             2/18/98
Global Growth............    2/28/88             5/23/00             2/25/88
International Value......    9/18/96             5/23/00             9/17/96
Jennison International...    11/18/99            5/23/00            11/18/99

    PIFM serves as manager to the Funds and to almost all of the other investment companies that comprise the Prudential Mutual Funds. As of December 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76 billion.

    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. The address of PIFM, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The address of Prudential is 751 Broad Street, Newark, NJ 07102.

    The table below lists the name and principal occupation of the officer in charge and the senior officers of PIFM. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME                                          POSITION AND PRINCIPAL OCCUPATION
----                    -----------------------------------------------------------------------------
David R. Odenath,
  Jr..................  Officer in Charge and President, Chief Executive Officer & Chief Operating
                        Officer
Robert F. Gunia.......  Executive Vice President & Chief Administrative Officer
William V. Healey.....  Executive Vice President, Chief Legal Officer & Secretary
Theodore F.
  Kilkuskie...........  Executive Vice President
Judy A. Rice..........  Executive Vice President
Ajay Sawhney..........  Executive Vice President
Lynn M. Waldvogel.....  Executive Vice President
Shaun M. Byrnes.......  Senior Vice President
John L. Carter........  Senior Vice President
Keitha L. Kinne.......  Senior Vice President
James Novak...........  Senior Vice President
Kevin B. Osborn.......  Senior Vice President

    Under the Existing Agreements, PIFM manages each Fund's investments and determines the composition of the assets of each Fund's portfolio, including the purchase, retention or sale of the securities and cash contained in the portfolios. PIFM (or a Subadviser under PIFM's supervision) is responsible for the selection of brokers and dealers to effect all transactions, and is authorized to pay higher commissions in order to receive research services. Under the Existing Agreements, PIFM performs administrative services for each Fund and furnishes each Fund with statistical information concerning its investments. In general, each Fund bears its own expenses pursuant to the appropriate Existing Agreement, although PIFM pays the salaries of its employees who provide services to the Fund. For its services, PIFM was paid as compensation the following amounts during each Fund's most recent fiscal year:

                                       FISCAL YEAR       TOTAL MANAGEMENT FEES AS %       MANAGEMENT
FUND                                      ENDED            OF AVERAGE NET ASSETS          FEES PAID
----                                   -----------   ----------------------------------   ----------
Europe Growth........................    4/30/00                   0.75%                  $2,306,681
Pacific Growth.......................   10/31/00                   0.75%                   1,426,965
Real Estate..........................    3/31/00                   0.75%                     574,489
Global Growth........................   10/31/00                   0.75%                   6,502,580
International Value..................   10/31/00                   1.00%                   5,524,090
Jennison International...............   10/31/00          0.85% up to $3 million;          1,874,203
                                                     0.75% of assets between $3 million
                                                             and $1.5 billion;
                                                       and 0.70% of assets over $1.5
                                                                  billion

                           AMOUNTS PAID TO AFFILIATES

THE DISTRIBUTOR

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Funds bear the expense of distribution and service (12b-1) fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For their most recently completed fiscal years, PIMS received distribution and service fees from the Funds as follows.

                                             CLASS A      Class B     Class C
                                 FISCAL       12b-1        12b-1       12b-1
FUND                           YEAR ENDED      Fees         Fees        Fees
----                           ----------   ----------   ----------   --------
Europe Growth................     4/30/00     $213,293   $1,938,110   $159,740
Pacific Growth...............    10/31/00      133,472      960,186     73,759
Real Estate..................     3/31/00       49,077      472,708     82,154
Global Growth................    10/31/00    1,037,588    3,323,133    188,863
International Value..........    10/31/00      168,405      991,060    180,819
Jennison International.......    10/31/00      142,928      984,173    527,587

    PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Funds that it received the following front-end sales charges during the Funds' fiscal years, as indicated above.

                                                     CLASS A         CLASS C
FUND                                              SALES CHARGES   SALES CHARGES
----                                              -------------   -------------
Europe Growth...................................   $  121,600       $ 33,800
Pacific Growth..................................       56,000         29,100
Real Estate.....................................       88,100         13,700
Global Growth...................................      228,900         45,600
International Value.............................       83,000         31,300
Jennison International..........................    2,334,000        954,000

    PIMS also received the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by Class B and Class C shareholders of the Funds for their fiscal years, as indicated above.

                                                       CLASS B     CLASS C
FUND                                                    CDSCS       CDSCS
----                                                  ----------   --------
Europe Growth.......................................  $  367,400   $ 9,500
Pacific Growth......................................     207,000    19,600
Real Estate.........................................     512,000     8,500
Global Growth.......................................     410,500     6,600
International Value.................................     276,000     9,000
Jennison International..............................     352,000   110,000

THE TRANSFER AGENT

    The Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS),
194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PIFM. PMFS received the following fees for its services to the Funds for their fiscal years, as indicated above.

                                                              TRANSFER AGENT
FUND                                                               FEES
----                                                          --------------
Europe Growth...............................................    $  419,600
Pacific Growth..............................................       369,400
Real Estate.................................................        94,400
Global Growth...............................................     1,252,500
International Value.........................................       981,700
Jennison International......................................       220,800

COMMISSIONS PAID TO PRUDENTIAL SECURITIES

    Prudential Securities, One Seaport Plaza, New York, New York 10292 is a wholly owned subsidiary of Prudential. Prudential Securities received the following commissions from each Fund during the fiscal years indicated above:

                                               AGGREGATE AMOUNT OF COMMISSIONS
                                               PAID (% OF AGGREGATE BROKERAGE
FUND                                                    COMMISSIONS)
----                                           -------------------------------
Europe Growth................................               0
Pacific Growth...............................               0
Real Estate..................................         17,000 (5.29%)
Global Growth................................               0
International Value..........................               0
Jennison International.......................               0

AMENDED AGREEMENTS

    Pursuant to the Existing Agreements, PIFM, subject to the supervision of the Funds' Boards, and in conformity with the investment policies and restrictions of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities or other assets. Under the Amended Agreements, PIFM may delegate the subadvisory function to one or more than one subadviser. As discussed in Proposal No. 6 above, PIFM would like the ability to manage in a "Manager-of-Managers" style in which PIFM would, among other things,
(i) continually evaluate the performance of the subadvisers to each Fund through qualitative and quantitative analysis and consultations with each subadviser,
(ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Under the Amended Agreements, PIFM must keep certain books and records of each Fund. PIFM also would administer each Fund's business affairs and furnish appropriate office facilities, together with ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian and PMFS, the Funds' transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

    A model Amended Agreement under which PIFM would provide management services to the Funds is attached as Exhibit G-1 to this proxy statement. In brief, the Amended Agreement provides that:

    - PIFM will administer a Fund's business affairs and supervise the Fund's investments. Subject to Board approval, PIFM may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

    - Subject to Board approval, PIFM may reallocate a Fund's assets among subadvisers;

    - PIFM (or a subadviser, acting under PIFM's supervision) will select brokers to effect trades for a Fund, and may pay a higher commission to a broker that provides bona fide research services;

    - PIFM will pay the salaries and expenses of any employee or officer of a Fund (other than the fees and expenses of the Fund's Independent Directors). Otherwise, the Fund pays its own expenses; and

    - For each Fund, PIFM will be paid at the same advisory fee rate as is currently charged to each such Fund under the Existing Agreements.

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the Amended Agreements to shareholders was approved by the Board of each Fund, including the Independent Directors, on August 22, 2000. The Board Members received materials relating to the Amended Agreements in advance of the meeting at which these Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of fees will not change and that the terms of the Amended Agreements were substantially similar to the Existing Agreements, except that, under the Amended Agreements, PIFM would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also gave weight to the fact that it was beneficial to conform the advisory structure of the Funds to the advisory structure already in place for other Prudential Mutual Funds. After consideration of all these factors, each Board concluded that adopting Proposal No. 7 is reasonable, fair and in the best interest of each Fund and its shareholders.

REQUIRED VOTE

    Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 7.

                  TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

                                 PROPOSAL NO. 8

THIS PROPOSAL APPLIES TO ALL FUNDS.

BACKGROUND

    The Board of each Fund has approved, and recommends that shareholders of the Fund approve, the amendment of certain fundamental investment restrictions and policies of the Fund.

    Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to:
(a) provide the Fund's Manager and subadvisers with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and subadvisers' strategy to pursue your Fund's investment objective.

    The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. PIFM would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since shareholders of other Prudential Mutual Funds have been asked to approve these uniform restrictions, and the Funds' Manager is expected to be better able to monitor compliance of the Funds if they have uniform investment restrictions.

    The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

    - diversification

    - issuing senior securities

    - borrowing money, including the purpose for which the proceeds will be used

    - underwriting securities of other issuers

    - concentrating investments in a particular industry or group of industries

    - purchasing or selling real estate or commodities

    - making loans

    In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. Each Fund's Statement of Additional Information currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.

SPECIFIC RECOMMENDATIONS

    The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in that Fund's Statement of Additional Information. In addition to variations among Prudential Mutual Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective or, with respect to other Prudential Mutual Funds, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. Exhibit H provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to those restrictions.

    The proposed uniform fundamental investment restrictions and policies are as follows (the information in brackets is explanatory and is not part of the restrictions):

        The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund.

        The Fund may not:

    (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

    (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

        [For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

        For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.]

PROPOSAL 8(a): FUND DIVERSIFICATION (ALL FUNDS, EXCEPT REAL ESTATE)

    These Funds are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.

    The proposed amendment would restrict such a Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified management company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

    In addition, each such Fund currently has a fundamental investment restriction prohibiting purchasing more than 10% of the outstanding voting securities of any one issuer. If the proposed amendment is approved, this restriction would be eliminated.

    RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring these Funds to comply with the currently applicable definition of a "diversified" investment company, the Board of each such Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

The following note accompanies this investment restriction:

       For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

PROPOSAL 8(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS
  (ALL FUNDS)

    The Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary.

    The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. None of the Funds currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

    Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In the future, the Fund may seek to obtain an exemptive order from the SEC to allow the Fund to lend and borrow money from other Prudential Mutual Funds. If the Fund requests and obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. The proposed investment restriction could, if adopted, provide each Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC, receipt of which cannot be assured.

    Each Fund also has fundamental investment restrictions prohibiting short sales, other than short sales against-the-box (which require the Fund to own an equal amount of the same securities or securities convertible into the securities sold short), and each Fund's restriction specifically allows the Fund to obtain short-term credits necessary for the clearance of transactions. Since the proposed investment restriction includes short sales within the list of items not deemed to be a pledge of assets or the issuance of a senior security, approval of Proposal No. 8(b) will result in the elimination of each Fund's fundamental investment restriction relating to short sales.

    In addition, each of the Europe Growth, Pacific Growth, Real Estate and Global Growth Funds has a fundamental investment restriction prohibiting the purchase of securities on margin (except that the Fund may obtain such short-term loans as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin. Approval of Proposal No. 8(b) would result in the elimination of this restriction with respect to these Funds.

    RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Directors.

    If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

    RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The following note accompanies this investment restriction:

       [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 8(c): BUYING AND SELLING REAL ESTATE (ALL FUNDS)

    None of the Funds is permitted to buy or sell real estate. However, the Funds are permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

    The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

    RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate-related securities, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 8(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS (ALL
  FUNDS)

    None of the Funds is permitted to buy or sell commodities or commodity contracts. In addition, none of the Europe Growth, Pacific Growth and Global Funds is permitted to invest in interests in oil, gas or other mineral exploration or development programs. The Funds are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, and in the securities of companies that sponsor mineral exploration or development programs, which are not viewed as commodity contracts for purposes of the fundamental restriction.

    The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts. If your Fund intends to utilize financial futures contracts and options on financial futures contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

    If the proposed investment restriction is approved as to a Fund, that Fund's restriction, if any, prohibiting the Fund from investing in interests in oil, gas or other mineral exploration or development programs will be eliminated.

    RISKS: Financial futures contracts, options on financial futures contracts and forward currency exchange contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser may still not result in a successful hedging transaction.

    In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

    Successful use of futures contracts, options on futures contracts and forward currency exchange contracts by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if the strategy had not been pursued.

    RECOMMENDATION: In order to provide uniformity among the Funds' restrictions applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and except that the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PROPOSAL 8(e)(i): FUND CONCENTRATION (ALL FUNDS EXCEPT THE REAL ESTATE FUND)

    All Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a Fund has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the Fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The proposed amendment is not intended to change a Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Funds and the other Prudential Mutual Funds having a policy not to concentrate their investments.

    RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

    RECOMMENDATION: The Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PROPOSAL 8(e)(ii): FUND CONCENTRATION (THE REAL ESTATE FUND ONLY)

    The Real Estate Fund concentrates its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in real estate securities, including real estate investment trusts ("REITs"). Currently, the Fund's Statement of Additional Information (SAI) states that the Fund may not "[p] Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry." The Fund's SAI further states that "[t]he Fund does not consider [REITs] an 'industry' for purposes of this investment restriction." In a meeting held on November 14, 2000, the Board of Trustees of the Fund determined that the Fund's investment restrictions should be amended to clarify that the Fund will concentrate in real estate securities, including REITs.

    Approval of this Proposal by shareholders of the Real Estate Fund will serve to incorporate the Fund's concentration policy with respect to real estate securities, including REITs, in its investment restriction with respect to industry concentration.

    RECOMMENDATION: The Board of the Real Estate Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to real estate securities, including real estate investment trusts ("REITs"). The Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in real estate securities, including REITs.

PROPOSAL 8(f): ENGAGING IN UNDERWRITING (NO PROPOSED CHANGE)

    None of the Funds may act as an "underwriter" of securities, except to the extent that a Fund may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio. Each Fund's current investment restriction regarding underwriting is the same as the proposed uniform policy, so it is not being presented to shareholders for approval.

THE FOLLOWING IS EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
  ENGAGING IN UNDERWRITING:

        The Fund may not:

       Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

PROPOSAL 8(g): MAKING LOANS (ALL FUNDS)

    The Funds currently lend money and assets in limited situations. The Funds may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in each Fund's current registration statement and the proposed investment restriction.

    Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

    In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the current investment restriction. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

    RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

    RECOMMENDATION: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment policy:

       The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 8(h): OTHER INVESTMENT RESTRICTIONS (ALL FUNDS, EXCEPT THE
  INTERNATIONAL VALUE AND JENNISON INTERNATIONAL FUNDS)

    Certain Funds have adopted additional fundamental investment restrictions which were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to these Funds.

    To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to these Funds, the Board of each such Fund proposes that all investment restrictions and policies of each such Fund apart from its investment objective and other than those listed in Proposals No. 8(a) through 8(g), be designated as non-fundamental. This means that each such investment restriction or policy could be changed by the Board of Directors, without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the change.

    The investment restrictions of each such Fund that will be designated non-fundamental are included in Exhibit H and are summarized below. There is no current intention to change these, apart from the restrictions relating to investing in other investment companies, as described below.

    The Fund may not:

        1. Make investments for the purpose of exercising control or management. (This restriction would become non-fundamental for these Funds.)

        2. Invest in securities of other investment companies, except, subject to certain restrictions, by purchases in the open market involving customary brokerage commissions. (This restriction would become non-fundamental for these Funds and would be modified as described below.)

        3. Purchase warrants if as a result the Fund would then have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. (This restriction would become non-fundamental for the Global Growth Fund.)

    The Funds have obtained an exemptive order from the SEC that allows each Fund to invest up to 25% of its assets in shares of an affiliated mutual fund. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. Currently, each Fund is subject to a fundamental or non-fundamental investment restriction that limits its investment to mutual funds that are purchased in the open market and so long as the Fund does not hold more than 3% of the outstanding voting securities of another investment company, will not invest more than 5% of its total assets in any one investment company and will not invest more than 10% of its total assets (determined at the time of investment) in any number of investment companies. If shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief.

    The specific investment restrictions and policies affected by Proposal
No. 8 are identified in Exhibit H. If shareholders of a Fund approve Proposal No. 8(h), all of the Fund's investment restrictions and policies apart from its investment objective and other than those listed in Proposals No. 8(a) through 8(g) will be non-fundamental. If shareholders of a Fund reject Proposal
No. 8(h), the Fund's two or three additional current fundamental investment restrictions will remain fundamental.

REQUIRED VOTE

    Approval of these Proposals as to a Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 8(a), 8(b), 8(c), 8(d), 8(e), 8(f), 8(g) AND 8(h), AS
APPLICABLE.

            TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                      INDEPENDENT ACCOUNTANTS OF THE FUNDS

                                 PROPOSAL NO. 9

    The Board of each Fund, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP as independent accountants for each Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants for the Funds for each year since at least 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

    The Board policy regarding engaging independent accountants' services is that management may engage a Fund's principal independent accountants to perform any service normally provided by independent accounting firms, provided that such service meets the independence requirements of the American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Audit Committee responsibilities have been summarized in Proposal No. 1. Each Board also receives a report from its Audit Committee relating to all services after they have been performed by a Fund's independent accountants.

REQUIRED VOTE

    The affirmative vote of at least a majority of the shares present, in person or by proxy, at the Meeting is required for ratification as to each Fund.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 9.

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne mostly by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PIFM, who will not receive any compensation therefor from the Funds or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of shareholders in that Fund. Twenty-five percent of the cost of the Meetings will be borne by PIFM.

                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
Europe Growth..........................................         $101,600
Pacific Growth.........................................           76,000
Real Estate............................................           27,500
Global Growth..........................................          136,000
International Value....................................          239,500
Jennison International.................................           80,700

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

    The Funds will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          Marguerite E. H. Morrison
                                          SECRETARY

February   , 2001

   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    Five Percent Shareholder Report

Exhibit B    Year in Which Each Current Board Member Standing for
             Re-election Became a Member of the Board

Exhibit C    Fund Ownership of Nominees and Current Board Members
             Standing for Election

Exhibit D    Board and Committee Information

Exhibit E    Officer Information

Exhibit F-1  Form of Subadvisory Agreement with Gartmore

Exhibit F-2  Subadvisory Agreement with JFAM

Exhibit F-3  Form of Subadvisory Agreement with Jennison

Exhibit F-4  Form of Subadvisory Agreement with BIAM (U.S.) Limited

Exhibit G-1  Form of Management Agreement

Exhibit G-2  Form of Amended Subadvisory Agreement with PIC/Jennison

Exhibit H    Fundamental Restrictions

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT

    As of January 19, 2001, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Funds are listed below.

FUND NAME                                                REGISTRATION                 SHARES/CL     PERCENT
---------                                   ---------------------------------------  ------------   --------
Europe Growth                               Prudential Trust Company                     47,909/C       5.7%
                                            FBO Ellen Memorial Health Care
                                            Attn: Robert G Zamady
                                            RR#1
                                            Honesdale PA 18431
                                            Pru Defined Contributions                   154,029/Z      20.0%
                                            SVCS
                                            FBO PRU-NON-TRUST ACCOUNTS
                                            Att John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507
                                            Prudential Trust Company                     98,357/Z      12.7%
                                            FBO PRU-DC TRUST ACCOUNTS
                                            Att John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507
                                            American Prime Asset                         39,831/Z       5.2%
                                            Escrow Agent
                                            GT Insurance Escrow Account
                                            8700 N Stemmons FWY Ste 414
                                            Dallas TX 75247-3713
Pacific Growth                              Salomon Smith Barney                         53,868/C      12.6%
                                            00150807649
                                            333 West 34th St
                                            3rd Floor
                                            New York NY 10001
                                            Prudential Trust Company                     36,235/C       8.4%
                                            FBO ST. Clarles Trading, Inc
                                            650 N Raddant Rd
                                            Batavia IL 60510
                                            Anna T Ford                                  22,779/C       5.3%
                                            608 Scotswood Cir
                                            Knoxville TN 37919-7456
                                            Mr Warren L Demaio                           33,319/C       7.8%
                                            Warren L. Demaio Trust
                                            UA DTD 03/18/91
                                            217 N Adams St
                                            Hinsdale IL 60521
                                            Mr Michael Tinkler                           21,046/Z       5.9%
                                            33 Beverly Ave
                                            Lansdowne PA 19050-2705
                                            Pru Defined Contributions                    85,510/Z   23.9%
                                            FBO PRU-NON-TRUST ACCOUNTS
                                            Attn: John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507

FUND NAME                                                REGISTRATION                 SHARES/CL     PERCENT
---------                                   ---------------------------------------  ------------   --------
                                            The Granite Group, L.P.                      32,170/Z       9.0%
                                            Attn: Jeffery L Bernstein
                                            Special Account #1
                                            Sak 141 W Jackson Blvd
                                            Ste 300
                                            Chico IL 60604-2905
Real Estate                                 United Farm Family                          480,000/A      26.0%
                                            Mutual Insurance Co
                                            Attn Mr. Brad Barkley
                                            PO Box 1250
                                            Indianapolis IN 46206-1250
                                            Salomon Smith Barney                         58,693/C      10.4%
                                            00114304205
                                            333 West 34th Street
                                            3rd Floor
                                            New York, NY 10001
                                            Firehouse Island Enterprise                   6,492/Z       5.2%
                                            A Partnership
                                            C/O Gunnar M Ildhuso Jr
                                            21722 Chinook Rd
                                            Woodway WA 98020-4115
World Global Growth                         Prudential Trust Company                    240,864/C      19.4%
                                            FBO Jennings Excavation, Inc
                                            14 Clinton Drive
                                            Hollis NH 03049
                                            Pru Defined Contributions                   280,975/Z       7.9%
                                            FBO PRU-NON-TRUST ACCOUNTS
                                            Attn: John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507
World International Value                   Pru Defined Contribution                    168,442/A       5.4%
                                            Svcs
                                            FBO PRU-NON-TRUST ACCOUNTS
                                            Attn: John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507
                                            Prudential Trust Company                     58,370/C       7.6%
                                            FBO A & B Precision Metals Inc
                                            1300 Selmi Dr
                                            Reno NV 89512
                                            Prudential Employee Saving Plan          11,680,377/Z      61.9%
                                            Attn: Leann Yannuzzi
                                            30 Ed Preate Dr
                                            Scranton PA 18507
                                            Prudential Trust Company                  5,568,687/Z      29.5%
                                            FBO PRU-DC TRUST ACCOUNTS
                                            Attn: John Surdy
                                            30 Scranton Office Park
                                            Moosic PA 18507-1
World International Growth                  Wachovia Bank NA                            140,449/Z       5.9%
                                            AS TTEE For T Jennison Retention Trust
                                            FBO: Blair Boyer
                                            301 North Main Street
                                            Winston-Salem NC 27150

                                                                       EXHIBIT B

                  YEAR IN WHICH CURRENT BOARD MEMBERS STANDING
                  FOR RE-ELECTION BECAME A MEMBER OF THE BOARD

                                                               EUROPE    PACIFIC      REAL
DIRECTOR/TRUSTEE                                               GROWTH     GROWTH     ESTATE     WORLD
----------------                                              --------   --------   --------   --------
Gold, Delayne D.............................................    1996       1992       1997       1984
Gunia, Robert F.............................................    1996       1996       1997       1996
LaBlanc, Robert E...........................................    1996       1992       2000       1984
Odenath Jr., David R........................................    1999       1999       1999       1999
Rice, Judy A................................................    2000       2000       2000       2000
Smith, Robin................................................    1994       1996       1997       1996
Stoneburn, Stephen..........................................    1996       1996       2000       1996
Teeters, Nancy H............................................    1996       1996       2000       1996
Whitehead, Clay T...........................................    1999       1992       1997       1984

                                                                       EXHIBIT C

                     FUND OWNERSHIP OF NOMINEES AND CURRENT
                      BOARD MEMBERS STANDING FOR ELECTION

                  NUMBER OF SHARES HELD AS OF JANUARY 19, 2001

                                                                                        WORLD      WORLD      WORLD
DIRECTOR/                                              EUROPE    PACIFIC      REAL      GLOBAL     INT'L     JENNISON
TRUSTEE                                                GROWTH     GROWTH     ESTATE     GROWTH     VALUE      INT'L
-------                                               --------   --------   --------   --------   --------   --------
Gold, Delayne D.....................................    --         --         --        3,353       --         --
Gunia, Robert F.....................................    --         --         --        2,706       --         --
LaBlanc, Robert E...................................   1,763      1,556       --        1,864        285       --
Odenath Jr., David R................................    --         --         --         --         --         --
Rice, Judy A........................................    --         --         --         --         --         --
Smith, Robin........................................    --         --         --         --         --         --
Stoneburn, Stephen..................................     942        365       --         --         --         --
Teeters, Nancy H....................................    --         --         --         --         --         --
Whitehead, Clay T...................................    --         --         --         --         --         --

                                                                       EXHIBIT D

                      BOARD AND COMMITTEE INFORMATION (1)

                                                                                       PRUDENTIAL
                                                       PRUDENTIAL       PRUDENTIAL     REAL ESTATE
                                                     EUROPE GROWTH    PACIFIC GROWTH   SECURITIES       PRUDENTIAL
                                                       FUND, INC.       FUND, INC.        FUND       WORLD FUND, INC.
                                                       ------------   --------------   -----------   -----------------
Annual Fee(2)......................................         N/A              N/A            N/A               N/A
Fee for Attendance at Board Meetings(2)............         N/A              N/A            N/A               N/A
Fee for Attendance at Committee Meetings(2)........         N/A              N/A            N/A               N/A
Number of Board Meetings during the Last Fiscal
  Year.............................................           6                6              6                 6
Number of Audit Committee Meeting during the Last
  Fiscal Year*.....................................           4                4              4                 4
Number of Nominating Committee Meetings during the
  Fiscal Year*.....................................           1                1              1                 1
Size of Current Board..............................           9                9              9                 9

------------------------------

* Only the Independent Directors/Trustees serve on the Fund's Audit and Nominating Committees.

(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and Committee membership. See page 3 of this proxy statement. No Director/Trustee, other than Ms. Rice, who became a Board member of these Funds in November, 2000, attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Fund.

                                                                       EXHIBIT E

                              OFFICER INFORMATION

                                                                    OFFICER SINCE
NAME, AGE, PRINCIPAL                                         ---------------------------
BUSINESS OCCUPATION FOR THE                                  EUROPE PACIFIC  REAL
PAST FIVE YEARS                              OFFICE          GROWTH GROWTH  ESTATE WORLD
---------------------------                  ------          ------ ------- ------ -----
David R. Odenath, Jr. (43)          President                 2000    2000   2000  2000
President (since June 1999) of
Prudential Investments; President,
Chief Executive Officer and Chief
Operating Officer (since June
1999) of Prudential Investments
Fund Management LLC (PIFM); Senior
Vice President (since June 1999)
of The Prudential Insurance
Company of America; formerly
Senior Vice President (August
1993-May 1999) of PaineWebber
Group, Inc.

Robert F. Gunia (54)                Vice President            1994    1992   1998  1987
Executive Vice President and Chief
Administrative Officer (since June
1999) of Prudential Investments;
Corporate Vice President (since
September 1997) of the Prudential
Insurance Company of America
(Prudential); Executive Vice
President and Treasurer (since
December 1996) of Prudential
Investments Fund Management LLC
(PIFM); President (since April
1999) of Prudential Investment
Management Services LLC (PIMS);
formerly Senior Vice President
(March 1987-May 1999) of
Prudential Securities Incorporated
(Prudential Securities); formerly
Chief Administrative Officer (July
1990-September 1996), Director
(January 1989-September 1996), and
Executive Vice President,
Treasurer and Chief Financial
Officer (June 1987-September 1996)
of Prudential Mutual Fund
Management, Inc. (PMF).

Grace C. Torres (41)                Treasurer and Principal   1995    1998   1997  1995
First Vice President (since         Financial and Accounting
December 1996) of PIFM; First Vice  Officer
President (since March 1994) of
Prudential Securities; formerly
First Vice President (March
1994-September 1996) of Prudential
Mutual Fund Management, Inc.

Marguerite E. H. Morrison (44)      Secretary                 2001    2001   1998  2001
Vice President and Corporate
Counsel and Chief Legal Officer
(since August 2000) of the Mutual
Funds Division of Prudential; Vice
President and Associate General
Counsel (since December 1996) of
PIFM; formerly Vice President and
Associate General Counsel
(September 1987-September 1996) of
Prudential Securities; Vice
President and Associate General
Counsel (June 1991-September 1996)
of Prudential Mutual Fund
Management, Inc.

William V. Healey (46)              Assistant Secretary       2000    2000   2000  2000
Assistant Secretary Vice President
and Associate General Counsel of
Prudential and Chief Legal Officer
of Prudential Investments (since
August 1998); Director, ICI Mutual
Insurance Company (since June
1999); formerly Associate General
Counsel of The Dreyfus Corporation
(Dreyfus), a subsidiary of Mellon
Bank, N.A. (Mellon Bank), and an
officer and/or director of various
affiliates of Mellon Bank and
Dreyfus.

                                                                     EXHIBIT F-1

                      PRUDENTIAL EUROPE GROWTH, INC. FUND
                         FORM OF SUBADVISORY AGREEMENT

    Agreement made as of this 31st day of January, 2001 between Prudential Investments Fund Management LLC, a New York limited liability company ("PIFM" or the "Manager"), and Gartmore Global Partners, a Delaware general partnership (the "Subadviser") (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated July 11, 1994, (the "Management Agreement"), with Prudential Europe Growth Fund, Inc. (the "Fund"), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which PIFM acts as Manager of the Fund; and

    WHEREAS, the Subadviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 Act, as amended ("Advisers Act"), and is regulated by the Investment Management Regulatory Organisation Limited ("IMRO") of the United Kingdom in the conduct of its investment business and is a member of IMRO; and

    WHEREAS, the Management Agreement permits PIFM to delegate certain of its duties under the Management Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified herein, if any (individually and collectively, with the Fund, referred to herein as the "Fund") and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the assets of the Fund as the Manager shall direct (the "Subadviser Assets") and shall manage the Subadviser Assets, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall manage such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               The Manager agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, and to the extent available to the Manager, information concerning the Fund, the funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs. In particular, but without prejudice to the generality of the foregoing, the Manager shall authorize the Fund's custodian to provide such information to the Subadviser as it may reasonably require, and to act upon the Subadviser's instructions given in the proper performance by the Subadviser of this Agreement.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, and will conform to and comply with the

                                     F-1(1)
           requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code") and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission. Notwithstanding the foregoing, the Manager shall remain responsible for ensuring the Fund's overall compliance with the 1940 Act and the Code and the Subadviser is only obligated to comply with this subsection (ii) with respect to the Subadviser Assets

               The Manager will also provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes. In addition to such notice, the Manager shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes

               Subject to the investment objectives and limitations imposed upon the Subadviser under this Agreement and applicable law, the Subadviser shall be entitled to exercise complete discretion to buy, sell, retain, exchange or otherwise deal in the Subadviser Assets.

               (iii) The Subadviser is authorized, subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser or the Manager) or dealers ("brokers") as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Manager or the Board of Directors/Trustees of the Fund prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers selected by the Subadviser. In providing the Fund with investment management services, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. Notwithstanding the foregoing, the Manager acknowledges that the Subadviser may also be subject to requirements by IMRO, and will comply with such requirements to the extent they are not inconsistent with applicable federal and state laws and regulations in the United States. At a minimum, the Subadviser must comply with the laws of the United States, but may also choose to comply with more stringent IMRO requirements if the Subadviser deems necessary.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be

                                     F-1(2)
           under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph
           (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities to such extent as agreed from time to time between the Manager and the Subadviser.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

               (vii) The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Manager or the Fund or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

        (b) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, however, nothing in this clause shall be interpreted to provide the Manager or the Fund with any property right in any software used by the Subadviser to maintain such records. The Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records both during the continuation of this Agreement and thereafter as may be required for the Subadviser to confirm to all applicable laws and regulations. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

                                     F-1(3)

        (c) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable state and federal regulations.

        (d) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph
    1(d) hereof as the Manager may reasonably request.

        (e) Subject to the terms of this Agreement, the Subadviser is hereby appointed the Manager's and the Fund's agent and attorney-in-fact for the limited purposes of managing the Subadviser Assets, and executing account documentation, agreements, contracts and other documents as the Subadviser shall enter into with brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. Subject to the terms of paragraph 1(f) hereof, the Subadviser shall always act as agent of the Manager and the Fund, not as principal.

        (f) In the event of an administrative error made by the Subadviser in the implementation of an investment decision properly taken by a fund manager for the Fund ("Dealing Error"), as soon as reasonably practicable after the identification of the Dealing Error and provided that the transaction has not already settled, the Subadviser shall take all appropriate action to ensure that the Fund is placed in the same position as it would have been in had the Dealing Error not occurred. The Subadviser or an associate may act as a principal in respect of a transaction for the Fund in order to correct a Dealing Error. The Subadviser shall be responsible for any loss and the Fund shall be entitled to any profit which may arise as a result of this process.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and pursuant to this Agreement, the Subadviser will be entitled to the fee set out in the attached Schedule A. Such fee will be computed daily and payable no later than the seventh (7th) business day following the end of each calendar quarter, from the Manager or the Fund, calculated at an annual rate based on the Subadviser Assets' average daily net assets (as calculated by the custodian of the Fund), and subject to any minimum fee specified in Schedule A. The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares of that Fund as described in a Fund's Prospectus. If this Agreement shall be effective for only a portion of a quarter, the aforesaid fee shall be prorated for the portion of such quarter during which this Agreement is in effect.

    4. The Subadviser shall not be responsible for the Fund's or Manager's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Directors/Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses

    5.  The Manager represents and warrants to the Subadviser as follows:

        (a) The Manager is registered as an investment adviser under the Advisers Act;

                                     F-1(4)

        (b) The Fund is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act of 1933, as amended ("Securities Act");

        (c) The Manager has filed a notice of exemption pursuant to Regulation
    4.14 under the Commodity Exchange Act ("CEA") with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA") or is exempt from doing so;

        (d) The Fund has filed a notice of exemption pursuant to Regulation 4.5 under the CEA with the CFTC and the NFA;

        (e) The Manager is a limited liability company duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

        (f) The Fund is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and posses its assets and carry on its business as it is now being conducted;

        (g) The execution, delivery and performance by the Manager of this Agreement, the appointment of the Subadviser and the delegation to the Subadviser of the duties and powers delegated to it under this Agreement, are within the Manager's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager's governing instruments, or
    (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

        (h) The Form ADV of the Manager previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

        (g) The Manager acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

        (h) The Manager and the Fund have duly entered into the Management Agreement pursuant to which the Fund authorized the Manager to enter into this Agreement.

    All representations and warranties made by the Manager shall survive for the duration of this Agreement and the Manager shall promptly notify the Subadviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

    6. The Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable for any error of judgment, mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct"). In the absence of Disabling Conduct, the Subadviser, any of its Affiliates and each of the Subadviser's Controlling Persons, if any, shall not be subject to any liability to the Fund or the Manager, for any act or omission in the case of, or connected with, rendering services hereunder or for any liability that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Subadviser from

                                     F-1(5)
    any of its obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

    Furthermore, the Subadvisor shall not be subject to liability to the Fund or the Manager for any act or omission in the course of, or connected with, the Manager or any other advisors or subadvisors rendering services under the terms of any other prior investment advisory agreements ("Prior Agreements

    7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    8. Nothing in this Agreement shall limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    9.  Manager agrees to provide Subadviser with copies of the Fund's
    Articles of Incorporation, Bylaws, Code of Ethics, and most recent Prospectus and Statement of Additional Information on or before the date of this Agreement. Furthermore, during the term of this Agreement, the Manager also agrees to furnish the Subadviser at its principal office (or such other address as notified to the Manager by the Subadviser) all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    10. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

        (a) If to the Subadviser:

        Gartmore Global Partners

        101 South Tryon Street

        Charlotte, North Carolina 28255

        Attention:

        Facsimile:

        (b) If to the Manager:

        Prudential Investments Fund Management LLC

        Prudential Plaza

        751 Broad Street

        Newark, New Jersey 07102

        Attention: President/Secretary

        Phone: (973)367-7525

        Facsimile: (973) 367-6349

    11. This Agreement may be amended by mutual written consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                                     F-1(6)

    12.  This Agreement shall be governed by the laws of the State of New York.

    13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

    14. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

    15. The Subadviser may effect transactions under the Agreement with or through the agency of a person who provides services under a Soft Commission Agreement, as defined in the rules of IMRO, and will report such transactions to the Manager upon request. All such transactions must comply with applicable federal and state regulations in the United States and any mutually agreed upon policies and procedures. The Manager shall have no responsibility for the Subadviser's activities under the rules of IMRO.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                     By:
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     GARTMORE GLOBAL PARTNERS

                                                     By:
                                                     ---

                                     F-1(7)

                                   SCHEDULE A

AVERAGE DAILY NET ASSETS MANAGED                              ADVISORY FEES
UNDER THIS AGREEMENT ($MILLION)                               (PER ANNUM)
--------------------------------                              -------------
0 -- 50.....................................................      0.60%
50 -- 100...................................................      0.50%
100 -- 200..................................................      0.40%
over 200....................................................      0.30%
subject to a minimum fee of $250,000 per annum.

                                     F-1(8)

                                                                     EXHIBIT F-2

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                             SUBADVISORY AGREEMENT

    Agreement made as of this 17th day of January, 2001 between Prudential Investments Fund Management LLC ("PIFM" or the "Manager") and Jardine Fleming International Management Inc. (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated July 16, 1992 (the "Management Agreement"), with Prudential Pacific Growth Fund, Inc. (the "Fund"), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which PIFM acts as Manager of the Fund; and

    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    WHEREAS, the Subadviser is licensed by the Hong Kong Securities and Futures Commission and is registered as an investment adviser.

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the assets of the Fund as the Manager shall direct (the "Assets") and shall manage the composition of the Assets, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus(es) and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall, in relation to the Assets, determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the written instructions and directions of the Manager and of the Board of Directors of the Fund delivered to the Subadviser, and will use reasonable efforts to manage the Assets so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder, except as may be authorized to the contrary by Board of Directors of the Fund. For the avoidance of doubt, investment objectives, policies and direction should not be deemed to have been breached as a result of changes beyond the Subadviser's control (including but not limited to change in price/value of assets). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the Assets to be purchased or sold by the Fund, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient

                                     F-2(1)
           execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Consistent with its fiduciary duty to the Fund, the Subadviser and its associates shall have a discretion to effect, without prior reference to the Manager, either as principal or otherwise, transactions in which the Subadviser or any of its associates has directly or indirectly a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser's duty to the Manager or the Fund. Neither the Subadviser nor its associates shall be liable to account to the Manager or the Fund for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions, nor will the Subadviser's fees be abated thereby unless otherwise provided. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph
           (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's Assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things,

                                     F-2(2)

           (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

               (vii) The Subadviser may with the prior written consent of the Manager delegate any of its functions, powers, discretions, privileges and duties under the terms of this Agreement to any of its associates (which shall have full powers of sub-delegation) and may provide information about the Manager and the Fund to any such associates.

               (viii) If the Subadviser considers that any investment objectives and policies and/or instructions received in relation thereto may not, from a compliance or system viewpoint, be capable of being fully observed, it shall promptly advise the Manager of the same with a view to arrive at a mutually acceptable modification to such investment objectives and policies. Before such modification to such investment objectives and policies and/or instructions is agreed between the parties, the Subadviser shall use its best endeavours to comply with such investment objectives and policies and/or instructions to the fullest extent that the Subadviser in its opinion considers possible.

               (ix) The Manager shall be responsible for the management of the its affairs or the affairs of the Fund for tax purposes.

               (x) For the avoidance of doubt, the Subadviser shall not be deemed to have breached its duty of confidentiality owing to the Manager if disclosures of information is required in order to facilitate the Subadviser carrying out its duties hereunder or is required by law or regulations or is requested by any investment exchanges or statutory, regulatory or governmental bodies having jurisdiction over the Subadviser or any of its associates.

               (xi) The Subadviser is authorized to rely on, may act on and treat as fully authorized by the Manager, any instruction or communication which purports to have been given (and which is accepted by the Subadviser in good faith as having been given) by or on behalf of the persons notified by the Manager from time to time to the Subadviser as being authorized to instruct it in respect of the Fund and, by whatever means transmitted and whether or not in writing and, unless the Subadviser shall have received written notice to the contrary, whether or not the authority of such person shall have been terminated. The Subadviser and its associates may use voice recording procedures in connection with all communications and any such voice record retained by the Subadviser and its associates will constitute conclusive evidence of such communications.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the

                                     F-2(3)
    periods prescribed by Rule 31a-2 of the Securities and Exchange Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations as the Manager may advise in writing from time to time.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph
    1(d) hereof as the Manager may reasonably request.

        (f) The Subadviser will inform the Manager in writing within a reasonable time of any changes in the directors of the Subadviser, and of material changes to the information provided to the Manager under this Agreement.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager warrants that the information set out in or provided pursuant to Schedule I hereto (the "Client Information Statements") and any other information provided from time to time to the Adviser are true, complete and accurate. The Manager agrees to promptly advise the Adviser in writing of any change to the information set out in the Client Information Statements or in this Agreement. The Manager further confirm that they have notice of the provisions and the risk disclosure statement as set out in Schedule II hereto and agree to be bound by the terms thereof.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule III. The Subadviser shall be responsible for its own expenses in performing its duties hereunder but shall not be responsible for the expenses of the Fund. Without limiting the generality of the foregoing, the Subadviser shall not be responsible for brokerage commissions, transfer taxes or fees or custody fees of the Fund.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Manager agrees to fully indemnify the Subadviser on demand from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than those resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement) which may be imposed on, incurred by, or asserted against the Subadviser in performing its obligations or duties hereunder.

    The Subadviser agrees to fully indemnify the Manager on demand from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever resulting from the willful misfeasance, negligence, bad faith or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, its directors, offers or employees.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the

                                     F-2(4)

    Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Section 4 shall survive termination of this Agreement. Further, termination will not in any event affect accrued rights or existing commitments.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                     By:  /s/ ROBERT F. GUNIA
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     JARDINE FLEMING INTERNATIONAL MANAGEMENT, INC.

                                                     By:  /s/ MARK E. B. WHITE
                                                          --------------------------------------------
                                                          Mark E. B. White
                                                          DIRECTOR

                                     F-2(5)

                                   SCHEDULE I
                         CLIENT INFORMATION STATEMENTS

  1  Name(s) of the client (i.e. the Manager)     Prudential Investments Fund Management LLC

  2  Nature of entity (i.e. Private or public
     limited company, etc.)                       Registered Investment Adviser to Open-End
                                                  Management Companies (mutual funds)

  3  Nature of the Manager's business             Registered Investment Adviser

  4  Country of incorporation/establishment       New York limited liability company

  5  Registered office in country of
     incorporation/ establishment

                                                  Address
                                                  100 Mulberry Street
                                                  Gateway Center Three, 14th Floor
                                                  Newark, New Jersey USA 07102
                                                  Attention: Secretary
                                                  Telephone no.  (973) 802-2991
                                                  Fax no.  (973) 367-8663
                                                  Telex no.

  6  Principal place of business in Hong Kong
     (if any)                                     Address
                                                  Telephone no.
                                                  Fax no.
                                                  Telex no.

  7  Where applicable, the individual(s) who is/are the ultimate beneficial owner(s) of the share capital of the Manager, including a beneficiary holding an interest through a nominee or trust:

     Name                                         Prudential Pacific Growth Fund, Inc.
                                                  100 Mulberry Street

     Address                                      Gateway Center Three, 14th Floor
                                                  Newark, New Jersey USA 07102
                                                  Attention: President

  8  Will the account be operated under Power of
     Attorney?                                    Yes / No IF YES, PLEASE FURNISH SIGNED
                                                  POWER OF ATTORNEY.

                                     F-2(6)

  9  Authorized signature(s) to operate the
     account

     Any one of the following individuals is authorized on behalf of the Manager to give oral and written instructions (i) in relation to the operation of the account maintained by the Manager with the Subadviser and (ii) to effect purchases, sales, holdings and other dealings in securities (including futures contracts and option contracts), funds or other investments:--

   NAME (ENGLISH AND, WHERE APPLICABLE, CHINESE)     CONTACT TELEPHONE NUMBER        SIGNATURE
   ---------------------------------------------     ------------------------   -------------------
Grace Torres                                             (973) 367-7503          /s/ Grace Torres

Jeff Scarbel                                             (973) 367-7496          /s/ Jeff Scarbel

Jack Benintende                                          (973) 367-1595         /s/ Jack Benintende

Alma Mercado                                             (973) 367-7483          /s/ Alma Mercado

Sadiq Peshimam'                                          (973) 367-1220           Sadiq Peshimam

 10  Please dispatch trading confirmations to:--

     Name                                         Attention: Ellen Meigs & John Colvani,
                                                  Prudential Group
                                                  State Street Bank & Trust

     Address                                      1 Heritage Drive, Quincy MA, 02171
                                                  Joseph Palmer Building, 4th Floor

     Telephone no.                                (617) 985-3118        Fax no.  (617)
                                                  985-9797

     Telex no.

 11  Documentation. Please provide the following:

     x  Certified copies of the Memorandum and Articles of Association, Certificate of
     Incorporation and Business Registration Certificate or other constitutional documents.

     x  A certified copy of the board resolution relating to the execution of this Agreement and the appointment of authorized signatories;

     N/A  A certified copy of the client's latest corporate record filed with the Company
     Registry at the place of incorporation;

     x  A copy of the audited accounts for the last financial year;

     See # 9 A list of signatories authorized to provide instructions on the account together with their relevant specimen signature cards and contact details (if not given above in section 9).

                                     F-2(7)

                                  SCHEDULE II
                           RISK DISCLOSURE STATEMENTS

    1   In respect of transactions in securities, please note that:--

        The price of securities can and does fluctuate, and any individual security may experience upward or downward movements, and may even become valueless. There is an inherent risk that losses may be incurred rather than profit made as a result of buying and selling securities.

    2   In respect of transactions involving futures contracts or options, please note that:--

        The risk of loss in trading futures contracts or options can be substantial. In some circumstances, you may sustain losses in excess of your initial margin funds. Placing contingent orders, such as "stop loss" or "stop-limit" orders, will not necessarily achieve the desired results. Market conditions may make it impossible to execute such orders. You may be called upon at short notice to deposit additional margin funds. If the required funds are not provided within the prescribed time, your position will be liquidated. You will remain liable for any resulting deficit in your account. You should therefore study and understand futures contracts and options before you trade and carefully consider whether such trading is suitable in the light of your own financial position and investment objectives.

    3   In respect of transactions in securities traded on the Growth Enterprise
Market of The Stock Exchange of Hong Kong Limited, please note that:

        (a) The Growth Enterprise Market has been established as a market designed to accommodate companies to which a high investment risk may be attached. In particular, companies may list on the Growth Enterprise Market with neither a track record of profitability nor any obligation to forecast future profitability. There may be risks arising out of the emerging nature of companies listed on the Growth Enterprise Market and the business sectors or countries in which the companies operate.

        (b) There are potential risks of investing in such companies and you should make the decision to invest only after due and careful consideration. The greater risk profile and other characteristics of the Growth Enterprise Market mean that it is a market more suited to professional and other sophisticated investors.

        (c) Given the emerging nature of companies listed on the Growth Enterprise Market, there is a risk that securities traded on the Growth Enterprise Market may be susceptible to higher market volatility compared to securities traded on the Main Board and no assurance is given that there will be a liquid market in the securities traded on the Growth Enterprise Market.

        (d) The principal means of information dissemination on the Growth Enterprise Market is publication on the internet website operated by the Exchange. Companies listed on the Growth Enterprise Market are not generally required to issue paid announcements in gazetted newspapers. Accordingly, you need to have access to up-to-date information on the Growth Enterprise Market-listed companies as published on the Growth Enterprise Market website.

        (e) This risk disclosure statement does not purport to disclose all the risks and other significant aspects of the Growth Enterprise Market. You should undertake your own research and study on the trading of securities on the Growth Enterprise Market before commencing any trading activities.

    You should seek independent professional advice if you are uncertain of or have not understood any aspect of this risk disclosure statement or the nature and risks involved in trading of securities on the Growth Enterprise Market.

                                     F-2(8)

                                  SCHEDULE III
                            INVESTMENT ADVISORY FEE

    The compensation to be received by the Subadviser under the Subadvisory Agreement is as follows:

DAILY NET ASSETS                                         FEE
----------------                                         ---
First $250 million............................        .50 of 1%
Over $250 million.............................        .45 of 1%

    PIFM will pay the Subadviser the subadvisory fee from the management fee that the Fund pays to PIFM under its Management Agreement.

    The investment advisory fee is based on aggregate assets under management of Prumerica Pacific Growth Fund and Prudential Pacific Growth Fund, Inc.

                                     F-2(9)

                                                                     EXHIBIT F-3

                                     [FUND]

                         FORM OF SUBADVISORY AGREEMENT

    Agreement made as of this   day of            , 2001, between Prudential
Investments Fund Management LLC (PIFM or the Manager) and Jennison Associates LLC (the Subadviser or Jennison).

    WHEREAS, the Manager has entered into a Management Agreement, dated      ,
2001 (the Management Agreement), with [FUND] (the Fund), a [Massachusetts business trust/Maryland corporation] and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    WHEREAS, this Agreement is intended to supersede the agreement, dated September 7, 2000, between PIFM and the Subadviser;

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the [Articles of Incorporation/Declaration of Trust], By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, cooperate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may

                                     F-3(1)
           effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser,
           (ii) periodically make recommendations to the Fund's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are

                                     F-3(2)
    elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing

                                     F-3(3)
    five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                     By:
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     JENNISON ASSOCIATES LLC

                                                     By:
                                                          --------------------------------------------
                                                          Karen E. Kohler
                                                          EXECUTIVE VICE PRESIDENT

                                     F-3(4)

                                   SCHEDULE A

Prudential World Fund, Inc.
  Prudential Global Growth Fund.............................         0.375%

                                     F-3(5)

                                                                     EXHIBIT F-4

                   FORM OF AMENDED SUBADVISORY AGREEMENT WITH
                BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
                          PRUDENTIAL WORLD FUND, INC.
                      PRUDENTIAL INTERNATIONAL VALUE FUND
                             SUBADVISORY AGREEMENT

    Agreement made as of this   day of          , 2001 between Prudential
Investments Fund Management LLC ("PIFM" or the "Manager") and Bank of Ireland Asset Management (U.S.) Limited (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated
            , 2001 (the "Management Agreement"), with Prudential World
Fund, Inc., a Maryland corporation (the "Company"), on behalf of the Prudential International Value Fund (the "Fund"), a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which PIFM acts as Manager of the Fund; and

    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Directors of the Company, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Company and with the instructions and directions of the Manager and of the Board of Directors of the Company, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it

                                     F-4(1)
           is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Company's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a 'manager-of-managers' style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Company's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Company's Board regarding the results of its evaluation and monitoring functions.

                                     F-4(2)

           Subadviser recognizes that its services may be terminated or modified pursuant to this process.

        (b) The Subadviser shall authorize and permit any of its [Directors/Trustees], officers and employees who may be elected as Directors or officers of the Company to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such (6)Directors/Trustees], officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph
    1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Company, on behalf of the Fund, at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Company or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

                                     F-4(3)

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS FUND
                                                     MANAGEMENT LLC

                                                     By:
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     BANK OF IRELAND ASSET
                                                     MANAGEMENT (U.S.) LIMITED

                                                     By:
                                                          --------------------------------------------

                                     F-4(4)

                                                                       EXHIBIT A

                             COMPENSATION SCHEDULE

    Annual fee payable to the Subadviser as a percentage of average daily net assets of the Fund managed by the Subadviser:

    0.45% on the first $50 million of average daily net assets;

    0.40% on the next $50 million;

    0.30% on the next $500 million;

    0.28% on the next $200 million; and

    0.27% on the Fund's assets managed by the Subadviser over $800 million.

                                     F-4(5)

                                                                     EXHIBIT G-1

                                     [FUND]

                          FORM OF MANAGEMENT AGREEMENT

    Agreement made this    day of          , 2001, between             , a
Massachusetts business trust/Maryland corporation] (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each a Portfolio), and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Directors/ Trustees of the Fund, the Manager is authorized to enter into a subadvisory agreement with The Prudential Investment Corporation, Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Directors/Trustees of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund or any Portfolio, and if the Fund or any Portfolio has more than one Subadviser, the Manager is authorized to allocate the Fund's or the Portfolio's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple Subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Subadviser to the Fund and to each Portfolio, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Board of Directors/Trustees of the Fund, a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

    2. Subject to the supervision of the Board of Directors/Trustees of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's or Portfolio's portfolio including the purchase, retention and

                                     G-1(1)
disposition thereof, in accordance with the Fund's and each Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's and each Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund and each Portfolio, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the [Articles of Incorporation/Declaration of Trust] and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and each Portfolio and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.

        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                                     G-1(2)

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) [Articles of Incorporation/Declaration of Trust];

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Directors/Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of [common stock/beneficial interest] and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund and each of its Portfolios.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors/Trustees who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

       (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement. The Fund assumes and will pay the expenses described below:

           (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

                                     G-1(3)

           (b) the fees and expenses of Fund Directors/Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

           (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
       (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors/Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

           (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

           (e) the charges and expenses of legal counsel and independent accountants for the Fund,

           (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

           (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

           (h) the fees of any trade associations of which the Fund may be a member,

           (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

           (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

           (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

           (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

           (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

           (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of each Portfolio of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

                                     G-1(4)

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors/ Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of Directors/Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16. The Fund may use the name "[INSERT FUND NAME]" or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "[INSERT FUND NAME]" or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

                                     G-1(5)

    [17. The name "                   " is the designation of the Trustees under
a Declaration of Trust dated September 18, 1986, as amended, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.]

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [FUND]

                                                       By:
                                                            -----------------------------------------
                                                            David R. Odenath, Jr.
                                                            PRESIDENT

                                                       PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                       By:
                                                            -----------------------------------------
                                                            Robert F. Gunia
                                                            EXECUTIVE VICE PRESIDENT

                                     G-1(6)

                                   SCHEDULE A

Prudential Europe Growth Fund, Inc.........................                0.75%
Prudential Pacific Growth Fund, Inc........................                0.75%
Prudential Real Estate Securities Fund.....................                0.75%
Prudential World Fund, Inc.
  Prudential Global Growth Fund............................                0.75%
  Prudential International Value Fund......................                1.00%
  Prudential Jennison International Growth Fund............       0.85% up to $3 million;
                                                             0.75% of assets between $3 million
                                                                     and $1.5 billion;
                                                                  and 0.70% of assets over
                                                                        $1.5 billion

                                     G-1(7)

                                                                     EXHIBIT G-2

            FORM OF AMENDED SUBADVISORY AGREEMENT WITH PIC/JENNISON
                           PRUDENTIAL           FUND
                             Subadvisory Agreement

    Agreement made as of this   day of           , 2001 between Prudential
Investments Fund Management LLC ("PIFM" or the "Manager") and [Prudential Investment Corporation/Jennison Associates LLC] (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated
         , 2001 (the "Management Agreement"), with Prudential _______________ Fund (the "Fund"), a [Maryland corporation/Delaware business trust] and a [non]diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which PIFM acts as Manager of the Fund; and

    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    WHEREAS, this Agreement is intended to supersede the agreement dated
         ,         ,         between PIFM and the Subadviser;

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of [Trustees/Directors] of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

        (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the [Articles of Incorporation/Declaration of Trust], By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of [Trustees/ Directors] of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

        (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of [Directors/Trustees] may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment

                                     G-2(1)
    information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of [Directors/Trustees] from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

            On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6),
    (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of [Directors/Trustees] such periodic and special reports as the [Directors/Trustees] may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the [Directors/ Trustees] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

        (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

        (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser
    (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

    (b) The Subadviser shall authorize and permit any of its [Directors/Trustees], officers and employees who may be elected as [Directors/Trustees] or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such [Directors/Trustees], officers or employees.

    (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information

                                     G-2(2)
relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

    (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

    (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of [Directors/Trustees] of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a [Director/Trustee], officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                                     G-2(3)

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       PRUDENTIAL INVESTMENTS FUND
                                                       MANAGEMENT LLC

                                                       By:
                                                            -----------------------------------------
                                                            Robert F. Gunia
                                                            EXECUTIVE VICE PRESIDENT

                                                       [PRUDENTIAL INVESTMENTS
                                                       CORPORATION/JENNISON ASSOCIATES LLC]

                                                       By:  -----------------------------------------

                                     G-2(4)

                                                                       EXHIBIT A

            COMPENSATION SCHEDULE FOR FUNDS ADVISED BY PIC/JENNISON

                                                                    ANNUAL FEE
                                                                  PAYABLE TO THE
                                                                   SUBADVISER AS
                                                                   A PERCENTAGE
                                                                    OF AVERAGE
FUND                                                             DAILY NET ASSETS
----                                                             ----------------
Prudential Real Estate Securities Fund........                        0.375%
Prudential Jennison International Growth Fund
  (a series of Prudential World
  Fund, Inc.).................................    0.60% of the first $300 million of Fund assets;
                                                0.50% of the first $1.5 billion of Fund assets; and
                                                 0.45% of Fund assets in excess of $1.5 billion.

                                     G-2(5)

                                                                       EXHIBIT H

                           AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

    The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions. For more information about these changes, please refer to Proposals 8(a) through 8(g) in the Proxy Statement.

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
PRUDENTIAL EUROPE GROWTH FUND, INC.
PURCHASING SECURITIES ON MARGIN                    Eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain short-term
credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          Eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of the Fund's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against the box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that the Fund may borrow from banks up to          permitted by the 1940 Act Laws,
33 1/3% of the value of its total assets           Interpretations and Exemptions. For purposes
(calculated when the loan is made) for             of this restriction, the purchase or sale of
temporary, extraordinary or emergency              securities on a when- issued or delayed
purposes or for the clearance of                   delivery basis, reverse repurchase
transactions. The Fund may pledge up to            agreements, dollar rolls, short sales,
33 1/3% of the value of its total assets to        derivative and hedging transactions such as
secure such borrowings. For purposes of this       interest rate swap transactions, and
restriction, the purchase or sale of               collateral arrangements with respect
securities on a when-issued or delayed             thereto, and transactions similar to any of
delivery basis, forward foreign currency           the foregoing and collateral arrangements
exchange contracts and collateral                  with respect thereto, and obligations of the
arrangements relating thereto, and                 Fund to [Directors/Trustees] pursuant to
collateral arrangements with respect to            deferred compensation arrangements are not
futures contracts and options thereon and          deemed to be a pledge of assets or the
with respect to the writing of options and         issuance of a senior security.
obligations of the Fund to Directors
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets or the issuance of a senior
security.

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
PURCHASING SECURITIES OF A SINGLE ISSUER OR        FUND DIVERSIFICATION
SINGLE INDUSTRY                                    The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the 1940 Act, and the rules and
instrumentalities) if as a result: (i) with        regulations promulgated thereunder, as each
respect to 75% of the Fund's total assets,         may be amended from time to time except to
more than 5% of the Fund's total assets            the extent that the Fund may be permitted to
(determined at the time of investment) would       do so by exemptive order, SEC release,
then be invested in securities of a single         no-action letter or similar relief or
issuer, or (ii) 25% or more of the Fund's          interpretations (collectively, the "1940 Act
total assets (determined at the time of the        Laws, Interpretations and Exemptions").
investment) would be invested in a single
industry.

                                                   FUND CONCENTRATION
                                                   The Fund may not: Purchase any security if
                                                   as a result 25% or more of the Fund's total
                                                   assets would be invested in the securities
                                                   of issuers having their principal business
                                                   activities in the same industry, except for
                                                   temporary defensive purposes, and except
                                                   that this limitation does not apply to
                                                   securities issued or guaranteed by the U.S.
                                                   government, its agencies or
                                                   instrumentalities.

BUYING OR SELLING REAL ESTATE OR INTERESTS         BUYING AND SELLING REAL ESTATE
IN REAL ESTATE                                     The Fund may not: Buy or sell real estate,
The Fund may not: Buy or sell real estate or       except that investment in securities of
interests in real estate, except that the          issuers that invest in real estate and
Fund may purchase and sell securities which        investments in mortgage-backed securities,
are secured by real estate, securities of          mortgage participations or other instruments
companies which invest or deal in real             supported or secured by interests in real
estate and publicly traded securities of           estate are not subject to this limitation,
real estate investment trusts. The Fund may        and except that the Fund may exercise rights
not purchase interests in real estate              relating to such securities, including the
limited partnerships which are not readily         right to enforce security interests and to
marketable.                                        hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
BUYING OR SELLING COMMODITIES OR COMMODITY         BUYING AND SELLING COMMODITIES AND COMMODITY
CONTRACTS                                          CONTRACTS
The Fund may not: Buy or sell commodities or       The Fund may not: Buy or sell physical
commodity contracts, except that the Fund          commodities or contracts involving physical
may purchase and sell financial futures            commodities. The Fund may purchase and sell
contracts and options thereon. (For purposes       (i) derivative, hedging and similar
of this restriction, futures contracts on          instruments such as financial futures
currencies and on securities indices and           contracts and options thereon, and
forward foreign currency exchange contracts        (ii) securities or instruments backed by, or
are not deemed to be commodities or                the return from which is linked to, physical
commodity contracts.)                              commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws. The fund has not
adopted a fundamental investment policy with
respect to investments in restricted
securities.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        Made non-fundamental.
The Fund may not: Make investments for the
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        Made non-fundamental.
COMPANIES
The Fund may not: Invest in securities of
other investment companies, except by
purchases in the open market involving only
customary brokerage commissions and as a
result of which the Fund will not hold more
than 3% of the outstanding voting securities
of any one investment company, will not have
invested more than 5%of its total assets in
any one investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

INVESTING IN INTERESTS IN OIL, GAS OR OTHER        Eliminated.
MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS
The Fund may not: Invest in interests in
oil, gas

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
or other mineral exploration or development
programs, except that the Fund may invest in
the securities of companies which invest in
or sponsor such programs.

MAKING LOANS                                       Eliminated.
The Fund may not: Make loans, except through
(i) repurchase agreements and (ii) loans of
portfolio securities limited to 30% of the
Fund's total assets.

PURCHASING OUTSTANDING VOTING SECURITIES OF        Eliminated.
ANY ONE ISSUER
The Fund may not: Purchase more than 10% of
all outstanding voting securities of any one
issuer.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

PURCHASING SECURITIES ON MARGIN                    Eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such
short-term credits as may be necessary for
the clearance of transactions); provided
that the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          Eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of the Fund's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that the Fund may borrow from banks up to          permitted by the 1940 Act Laws,
20% of the value of its total assets               Interpretations and Exemptions. For purposes
(calculated when the loan is made) for             of this restriction, the purchase or sale of
temporary, extraordinary or emergency              securities on a when- issued or delayed
purposes or for the clearance of                   delivery basis, reverse repurchase
transactions. The Fund may pledge up to 20%        agreements, dollar rolls, short sales,
of the value of its total assets to secure         derivative and hedging transactions such as
such borrowings. For purposes of this              interest rate swap transactions, and
restriction, the purchase or sale of               collateral arrangements with respect
securities on a when-issued or delayed             thereto, and transactions similar to any of
delivery basis, forward foreign                    the foregoing and

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
currency exchange contracts and collateral         collateral arrangements with respect
and collateral arrangements relating               thereto, and obligations of the Fund to
thereto, and collateral arrangements with          [Directors/Trustees] pursuant to deferred
respect to futures contracts and options           compensation arrangements are not deemed to
thereon and with respect to the writing of         be a pledge of assets or the issuance of a
options and obligations of the Fund to             senior security.
Directors pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets or the issuance of a senior
security.

PURCHASING SECURITIES OF A SINGLE ISSUER OR        FUND DIVERSIFICATION
A SINGLE INDUSTRY                                  The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the 1940 Act, and the rules and
instrumentalities) if as a result: (i) with        regulations promulgated thereunder, as each
respect to 75% of the Fund's total assets,         may be amended from time to time except to
more than 5% of the Fund's total assets            the extent that the Fund may be permitted to
(determined at the time of investment) would       do so by exemptive order, SEC release,
then be invested in securities of a single         no-action letter or similar relief or
issuer, or (ii) 25% or more of the Fund's          interpretations (collectively, the "1940 Act
total assets (determined at the time of the        Laws, Interpretations and Exemptions").
investment) would be invested in a single
industry.

BUYING OR SELLING REAL ESTATE OR INTERESTS         BUYING AND SELLING REAL ESTATE
IN REAL ESTATE                                     The Fund may not: Buy or sell real estate,
The Fund may not: Buy or sell real estate or       except that investment in securities of
interests in real estate, except that the          issuers that invest in real estate and
Fund may purchase and sell securities which        investments in mortgage-backed securities,
are secured by real estate, securities of          mortgage participations or other instruments
companies which invest or deal in real             supported or secured by interests in real
estate and publicly traded securities of           estate are not subject to this limitation,
real estate investment trusts. The Fund may        and except that the Fund may exercise rights
not purchase interests in real estate              relating to such securities, including the
limited partnerships which are not readily         right to enforce security interests and to
marketable.                                        hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         BUYING AND SELLING COMMODITIES AND COMMODITY
CONTRACTS                                          CONTRACTS
The Fund may not: Buy or sell commodities or       The Fund may not: Buy or sell physical
commodity contracts, except that the Fund          commodities or contracts involving physical
may purchase and sell financial futures            commodities. The Fund may purchase and sell
contracts and options thereon. (For purposes       (i) derivative, hedging and similar
of this restriction, futures contracts on          instruments such as financial futures
currencies and on securities indices and           contracts and options thereon, and
forward foreign currency exchange contracts        (ii) securities or instruments backed by, or
are not deemed to be commodities or                the return from which is linked to, physical
commodity contracts.)                              commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws. The Fund has not
adopted a fundamental investment policy with
respect to investments in restricted
securities. See "Illiquid Securities."

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        Made non-fundamental.
The Fund may not: Make investments for the
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        Made non-fundamental.
COMPANIES
The Fund may not: Invest in securities of
other investment companies, except by
purchases in the open market involving only
customary brokerage commissions and as a
result of which the Fund will not hold more
than 3% of the outstanding voting securities
of any one investment company, will not have
invested more than 5% of its total assets in
any one investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

INVESTING IN INTERESTS IN OIL, GAS OR OTHER        Eliminated.
MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs, except that the Fund
may invest in the securities of companies
which invest in or sponsor such programs.

MAKING LOANS                                       Eliminated.
The Fund may not: Make loans, except through
(i) repurchase agreements and (ii) loans of
portfolio securities limited to 30% of the
Fund's total assets.

PURCHASING OUTSTANDING VOTING SECURITIES OF        Eliminated.
ANY ONE ISSUER

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
The Fund may not: Purchase more than 10% of
all outstanding voting securities of any one
issuer.

PRUDENTIAL REAL ESTATE SECURITIES FUND

PURCHASING SECURITIES ON MARGIN                    Eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          Eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of the Fund's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that the Fund may borrow from banks up to          permitted by the 1940 Act Laws,
20% of the value of its total assets               Interpretations and Exemptions. For purposes
(calculated when the loan is made) for             of this restriction, the purchase or sale of
temporary, extraordinary or emergency              securities on a when- issued or delayed
purposes or for the clearance of                   delivery basis, reverse repurchase
transactions. The Fund may pledge up to 20%        agreements, dollar rolls, short sales,
of the value of its total assets to secure         derivative and hedging transactions such as
such borrowings. For purposes of this              interest rate swap transactions, and
restriction, the purchase or sale of               collateral arrangements with respect
securities on a when-issued or delayed             thereto, and transactions similar to any of
delivery basis, foreign currency forward           the foregoing and collateral arrangements
contracts and collateral arrangements              with respect thereto, and obligations of the
relating thereto, and collateral                   Fund to [Directors/Trustees] pursuant to
arrangements with respect to futures               deferred compensation arrangements are not
contracts and options thereon and with             deemed to be a pledge of assets or the
respect to the writing of options and              issuance of a senior security.
obligations of the Fund to Trustees pursuant
to deferred compensation arrangements are
not deemed to be a pledge of assets subject
to this restriction.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         FUND CONCENTRATION
The Fund may not: Purchase any security            The Fund may not: Purchase any security if
(other than obligations of the U.S.                as a result 25% or more of the Fund's total
government, its                                    assets

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
agencies or instrumentalities) if as a             would be invested in the securities of
result 25% or more of the Fund's total             issuers having their principal business
assets (determined at the time of the              activities in the same industry, except for
investment) would be invested in a single          temporary defensive purposes, and except
industry.                                          that this limitation does not apply to
The Fund does not consider real estate             securities issued or guaranteed by the U.S.
investment trusts (REITs) an "industry" for        government, its agencies or
purposes of this investment restriction. The       instrumentalities, or to real estate
Fund will concentrate (that is, invest more        securities, including real estate investment
than 25% of its total assets) in securities        trusts ("REITs"). The Fund will concentrate
of real estate companies, principally REITs.       its investments (i.e., will invest at least
                                                   25% of its total assets under normal
                                                   circumstances) in real estate securities,
                                                   including REITs.

BUYING OR SELLING REAL ESTATE OR INTERESTS         BUYING AND SELLING REAL ESTATE
IN REAL ESTATE                                     The Fund may not: Buy or sell real estate,
The Fund may not: Buy or sell real estate or       except that investment in securities of
interests in real estate, except that the          issuers that invest in real estate and
Fund may purchase and sell securities which        investments in mortgage-backed securities,
are secured by real estate, securities of          mortgage participations or other instruments
companies which invest or deal in real             supported or secured by interests in real
estate and publicly traded securities of           estate are not subject to this limitation,
real estate investment trusts.                     and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         BUYING AND SELLING COMMODITIES AND COMMODITY
CONTRACTS                                          CONTRACTS
The Fund may not: Buy or sell commodities or       The Fund may not: Buy or sell physical
commodity contracts, except that the Fund          commodities or contracts involving physical
may purchase and sell financial futures            commodities. The Fund may purchase and sell
contracts and options thereon, and foreign         (i) derivative, hedging and similar
currency forward contracts.                        instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by, or
                                                   the return from which is linked to, physical
                                                   commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        Made non-fundamental.
Make investments for the purpose of
exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        Made non-fundamental.
COMPANIES
Invest in securities of other non-affiliated
investment companies, except by purchases in
the open market involving only customary
brokerage commissions and as a result of
which the Fund will not hold more than 3% of
the outstanding voting securities of any one
investment company, will not have invested
more than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

MAKING LOANS                                       Eliminated.
Make loans, except through (a) repurchase
agreements and (b) loans of portfolio
securities limited to 33 1/3% of the Fund's
total assets.

PURCHASING OUTSTANDING VOTING SECURITIES OF        Eliminated.
ANY ONE ISSUER
Purchase more than 10% of all outstanding
voting securities of any one issuer.

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
PRUDENTIAL WORLD FUND, INC.

    PRUDENTIAL GLOBAL GROWTH FUND

PURCHASING SECURITIES ON MARGIN                    Eliminated.
The Fund may not: Purchase securities on
margin (but Global Growth Series may obtain
such short-term credits as may be necessary
for the clearance of transactions); provided
that the deposit or payment by Global Growth
Series of initial or maintenance margin in
connection with futures or options is not
considered the purchase of a security on
margin.

SHORT SALES OF SECURITIES                          Eliminated.
The Fund may not: Make short sales of
securities or maintain a short position.

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that Global Growth Series may borrow up to         permitted by the 1940 Act Laws,
20% of the value of its total                      Interpretations and Exemptions. For purposes
assets(calculated when the loan is made) for       of this restriction, the purchase or sale of
temporary, extraordinary or emergency              securities on a when- issued or delayed
purposes or for the clearance of                   delivery basis, reverse repurchase
transactions. Global Growth Series may             agreements, dollar rolls, short sales,
pledge up to 20% of the value of its total         derivative and hedging transactions such as
assets to secure such borrowings. For the          interest rate swap transactions, and
purpose of this restriction, obligations of        collateral arrangements with respect
the Fund to Directors pursuant to deferred         thereto, and transactions similar to any of
compensation arrangements, the purchase and        the foregoing and collateral arrangements
sale of securities on a when-issued or             with respect thereto, and obligations of the
delayed delivery basis, the purchase and           Fund to [Directors/Trustees] pursuant to
sale of forward foreign exchange contracts,        deferred compensation arrangements are not
options and futures contracts and any              deemed to be a pledge of assets or the
collateral arrangements with respect to the        issuance of a senior security.
purchase and sale of forward foreign
exchange contracts, options and futures
contracts are not deemed to be the issuance
of a senior security or a pledge of assets.

PURCHASING SECURITIES OF A SINGLE ISSUER OR        FUND DIVERSIFICATION
A SINGLE INDUSTRY                                  The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies, or                       meaning of the 1940 Act, and the rules and
instrumentalities) if as a result:(i) with         regulations promulgated thereunder, as each
respect to 75% of Global Series' total             may be amended from time to time except to
assets, more than 5% of Global Growth              the extent that the Fund may be permitted to
Series' total assets(taken at current value)       do so by exemptive order, SEC release,
would then be invested in securities of a          no-action letter or similar relief or
single issuer, or (ii) more than 25% of            interpretations (collectively, the
Global Growth Series'

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
total assets (taken at current value) would        "1940 Act Laws, Interpretations and
be invested in a single industry.                  Exemptions").

                                                   FUND CONCENTRATION
                                                   The Fund may not: Purchase any security if
                                                   as a result 25% or more of the Fund's total
                                                   assets would be invested in the securities
                                                   of issuers having their principal business
                                                   activities in the same industry, except for
                                                   temporary defensive purposes, and except
                                                   that this limitation does not apply to
                                                   securities issued or guaranteed by the U.S.
                                                   government, its agencies or
                                                   instrumentalities.

PURCHASING OUTSTANDING VOTING SECURITIES OF        Eliminated.
AN ISSUER
The Fund may not: Purchase any security if
as a result the Global Growth Series would
then hold more than 10% of the outstanding
voting securities of an issuer.

BUYING OR SELLING COMMODITIES OR COMMODITY         BUYING AND SELLING COMMODITIES AND COMMODITY
CONTRACTS OR REAL ESTATE OR REAL ESTATE            CONTRACTS
INVESTMENTS                                        The Fund may not: Buy or sell physical
The Fund may not: Buy or sell commodities or       commodities or contracts involving physical
commodity contracts or real estate or invest       commodities. The Fund may purchase and sell
in real estate, although it may purchase or        (i) derivative, hedging and similar
sell securities which are secured by real          instruments such as financial futures
estate and securities of companies which           contracts and options thereon, and
invest or deal in real estate (for the             (ii) securities or instruments backed by, or
purposes of this restriction, stock options,       the return from which is linked to, physical
options on debt securities, options on stock       commodities or currencies, such as forward
indices, stock indices futures, options on         currency exchange contracts, and the Fund
stock index futures, futures contracts on          may exercise rights relating to such
currencies, options on such contracts and          instruments, including the right to enforce
forward foreign exchange contracts are not         security interests and to hold physical
deemed to be a commodity or commodity              commodities and contracts involving physical
contract).                                         commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

                                                   BUYING AND SELLING REAL ESTATE
                                                   The Fund may not: Buy or sell real estate,
                                                   except that investment in securities of
                                                   issuers that invest in real estate and
                                                   investments in mortgage-backed securities,
                                                   mortgage participations or other instruments
                                                   supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
                                                   such enforcement until that real estate can
                                                   be liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

EXERCISING CONTROL OR MANAGEMENT                   Made non-fundamental.
The Fund may not: Make investments for the
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        Made non-fundamental.
COMPANIES
The Fund may not: Invest in securities of
other registered investment companies,
except by purchases in the open market
involving only customary brokerage
commissions and as a result of which not
more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities, or except as
part of a merger, consolidation or other
acquisition.

INVESTING IN INTERESTS IN OIL, GAS OR OTHER        Eliminated.
MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS
The Fund may not: Invest in interests in
oil, gas or other mineral exploration or
development programs, although it may invest
in the common stocks of companies which
invest in or sponsor such programs.

MAKING LOANS                                       Eliminated.
The Fund may not: Make loans, except through
(i) repurchase agreements and (ii) loans of
portfolio securities (limited to 30% of
Global Growth Series' total assets).

PURCHASING WARRANTS                                Made non-fundamental.
The Fund may not: Purchase warrants if as a
result the Fund would then have more than
5%of its total assets (taken at current
value) invested in warrants.

PRUDENTIAL WORLD FUND, INC.
    PRUDENTIAL INTERNATIONAL VALUE FUND

PURCHASING SECURITIES OF ANY ONE ISSUER            FUND DIVERSIFICATION
The Fund may not: Purchase any security if,        The Fund may not: Purchase the securities of
as a result, with respect to 75% of                any issuer if, as a result, the Fund would
International Value Series' total assets,          fail to be a diversified company within the
more than 5% of the value of its total             meaning of the 1940 Act, and the rules and
assets (determined at the time of                  regulations promulgated thereunder, as each
investment) would then be invested in the          may be

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
securities of any one issuer.                      amended from time to time except to the
                                                   extent that the Fund may be permitted to do
                                                   so by exemptive order, SEC release,
                                                   no-action letter or similar relief or
                                                   interpretations (collectively, the "1940 Act
                                                   Laws, Interpretations and Exemptions").

PURCHASING OUTSTANDING VOTING SECURITIES OF        Eliminated.
ANY ONE ISSUER
The Fund may not: Purchase a security if
more than 10% of the outstanding voting
securities of any one issuer would be held
by International Value Series.

PURCHASING SECURITIES IN THE SAME INDUSTRY         FUND CONCENTRATION
The Fund may not: Purchase a security if, as       The Fund may not: Purchase any security if
a result, 25% or more of the value of its          as a result 25% or more of the Fund's total
total assets (determined at the time of            assets would be invested in the securities
investment) would be invested insecurities         of issuers having their principal business
of one or more issuers having their                activities in the same industry, except for
principal business activities in the same          temporary defensive purposes, and except
industry. This restriction does not apply to       that this limitation does not apply to
obligations issued or guaranteed by the            securities issued or guaranteed by the U.S.
United States Government, its agencies or          government, its agencies or
instrumentalities.                                 instrumentalities.

PURCHASING OR SELLING REAL ESTATE OR REAL          BUYING AND SELLING REAL ESTATE
ESTATE INTERESTS                                   The Fund may not: Buy or sell real estate,
The Fund may not: Purchase or sell real            except that investment in securities of
estate or interests therein (including             issuers that invest in real estate and
limited partnership interests), although           investments in mortgage-backed securities,
International Value Series may purchase            mortgage participations or other instruments
securities of issuers which engage in real         supported or secured by interests in real
estate operations and securities which are         estate are not subject to this limitation,
secured by real estate or interests therein.       and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

PURCHASING OR SELLING COMMODITIES OR               BUYING AND SELLING COMMODITIES AND COMMODITY
COMMODITY FUTURES CONTRACTS                        CONTRACTS
The Fund may not: Purchase or sell                 The Fund may not: Buy or sell physical
commodities or commodity futures contracts,        commodities or contracts involving physical
except that International Value Series may         commodities. The Fund may purchase and sell
purchase and sell financial futures                (i) derivative, hedging and similar
contracts and options thereon and that             instruments such as financial futures
forward contracts are not deemed to be             contracts and options thereon, and
commodities or commodity futures contracts.        (ii) securities or instruments backed by, or
                                                   the return from which is linked to, physical
                                                   commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such
                                                   instruments, including the right to enforce

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

PURCHASING INTERESTS IN OIL, GAS OR OTHER          Eliminated.
MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS
The Fund may not: Purchase oil, gas or other
mineral leases, rights or royalty contracts
or exploration or development programs,
except that International Value Series may
invest in the securities of companies which
operate, invest in or sponsor such programs.

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that International Value Series may borrow         permitted by the 1940 Act Laws,
from banks or through forward rolls, dollar        Interpretations and Exemptions. For purposes
rolls or reverse repurchase agreements up to       of this restriction, the purchase or sale of
20% of the value of its total assets to take       securities on a when- issued or delayed
advantage of investment opportunities, for         delivery basis, reverse repurchase
temporary, extraordinary or emergency              agreements, dollar rolls, short sales,
purposes, or for the clearance of                  derivative and hedging transactions such as
transactions and may pledge up to 20% of the       interest rate swap transactions, and
value of its total assets to secure such           collateral arrangements with respect
borrowings. For purposes of this                   thereto, and transactions similar to any of
restriction, the purchase or sale of               the foregoing and collateral arrangements
securities on a "when-issued" or                   with respect thereto, and obligations of the
delayed-delivery basis; the purchase and           Fund to [Directors/Trustees] pursuant to
sale of options, financial futures contracts       deferred compensation arrangements are not
and options thereon; the entry into                deemed to be a pledge of assets or the
repurchase agreements and collateral and           issuance of a senior security.
margin arrangements with respect to any of
the foregoing, will not be deemed to be a
pledge of assets nor the issuance of senior
securities.

SHORT SALES OF SECURITIES                          Eliminated.
The Fund may not: Make short sales of
securities.

MAKING LOANS                                       Eliminated.
The Fund may not: Make loans except by the
purchase of fixed income securities in which
International Value Series may invest
consistently with its investment objective
and policies or by use of reverse repurchase
and repurchase agreements, forward rolls,
dollar rolls and securities lending
arrangements.

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
PURCHASING SECURITIES ON MARGIN                    Eliminated.
The Fund may not: Purchase securities on
margin, except for such short-term loans as
are necessary for the clearance of purchases
of portfolio securities. (For the purpose of
this restriction, the deposit or payment by
International Value Series of initial or
maintenance margin in connection with
financial futures contracts is not
considered the purchase of a security on
margin.)

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, the
Series may be deemed to be an underwriter
under certain federal securities laws.
International Value Series has no limit with
respect to investments in restricted
securities.

PRUDENTIAL WORLD FUND, INC.
    PRUDENTIAL JENNISON INTERNATIONAL GROWTH
      FUND

ISSUING SENIOR SECURITIES, BORROWING MONEY         ISSUING SENIOR SECURITIES, BORROWING MONEY
OR PLEDGING ASSETS                                 OR PLEDGING ASSETS
The Fund may not: Issue senior securities,         The Fund may not: Issue senior securities or
borrow money or pledge its assets, except          borrow money or pledge its assets, except as
that the Series may borrow up to 33 1/3% of        permitted by the 1940 Act Laws,
the value of its total assets (calculated          Interpretations and Exemptions. For purposes
when the loan is made) for temporary,              of this restriction, the purchase or sale of
extraordinary or emergency purposes or for         securities on a when- issued or delayed
the clearance of transactions. The Series          delivery basis, reverse repurchase
may pledge up to 20% of the value of its           agreements, dollar rolls, short sales,
total assets to secure such borrowings. For        derivative and hedging transactions such as
the purpose of this restriction, the               interest rate swap transactions, and
purchase or sale of securities on a when-          collateral arrangements with respect
issued or delayed delivery basis, forward          thereto, and transactions similar to any of
foreign currency exchange contracts and            the foregoing and collateral arrangements
collateral and collateral arrangements             with respect thereto, and obligations of the
relating thereto, and collateral                   Fund to [Directors/Trustees] pursuant to
arrangements with respect to futures               deferred compensation arrangements are not
contracts and options thereon and with             deemed to be a pledge of assets or the
respect to the writing of options and              issuance of a senior security.
obligations of the Series to Directors
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets or the issuance of a senior
security.

PURCHASING SECURITIES OF A SINGLE ISSUER OR        FUND DIVERSIFICATION
SINGLE INDUSTRY                                    The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies, or                       meaning of the 1940 Act, and the rules and
instrumentalities) if as a result:                 regulations

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
(i) with respect to 75% of the Series' total       promulgated thereunder, as each may be
assets, more than 5% of such assets                amended from time to time except to the
(determined at the time of investment) would       extent that the Fund may be permitted to do
then be invested in securities of a single         so by exemptive order, SEC release,
issuer, or (ii) 25% or more of the Series'         no-action letter or similar relief or
total assets (determined at the time of            interpretations (collectively, the "1940 Act
investment) would be invested in a single          Laws, Interpretations and Exemptions").
industry.

                                                   FUND CONCENTRATION
                                                   The Fund may not: Purchase any security if
                                                   as a result 25% or more of the Fund's total
                                                   assets would be invested in the securities
                                                   of issuers having their principal business
                                                   activities in the same industry, except for
                                                   temporary defensive purposes, and except
                                                   that this limitation does not apply to
                                                   securities issued or guaranteed by the U.S.
                                                   government, its agencies or
                                                   instrumentalities.

PURCHASING OUTSTANDING VOTING SECURITIES OF        Made non-fundamental.
AN ISSUER
The Fund may not: Purchase any security if
as a result the Series would then hold more
than 10% of the outstanding voting
securities of an issuer.

BUYING OR SELLING REAL ESTATE OR INTERESTS         BUYING AND SELLING REAL ESTATE
IN REAL ESTATE                                     The Fund may not: Buy or sell real estate,
The Fund may not: Buy or sell real estate or       except that investment in securities of
interests in real estate, except that the          issuers that invest in real estate and
Series may purchase and sell securities            investments in mortgage-backed securities,
which are secured by real estate, securities       mortgage participations or other instruments
of companies which invest or deal in real          supported or secured by interests in real
estate and publicly traded securities of           estate are not subject to this limitation,
real estate investment trusts.                     and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

PURCHASING OR SELLING COMMODITIES OR               BUYING AND SELLING COMMODITIES AND COMMODITY
CONTRACTS ON COMMODITIES                           CONTRACTS
The Fund may not: Purchase or sell                 The Fund may not: Buy or sell physical
commodities or contracts on commodities,           commodities or contracts involving physical
except to the extent that the Series may do        commodities. The Fund may purchase and sell
so in accordance with applicable law, as may       (i) derivative, hedging and similar
be amended from time to time, and without          instruments such as financial futures
registering as a commodity pool operator           contracts and options thereon, and
under the Commodity Exchange Act.                  (ii) securities or instruments backed by, or
                                                   the return from which is linked to, physical
                                                   commodities or currencies, such as forward
                                                   currency exchange contracts, and the Fund
                                                   may exercise rights relating to such

CURRENT RESTRICTIONS                                      PROPOSED RESTRICTION/POLICIES
--------------------                               --------------------------------------------
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

MAKING LOANS                                       Eliminated.
The Fund may not: Make loans, except through
(i) repurchase agreements and (ii) loans of
portfolio securities.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                        PRUDENTIAL EUROPE GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                             NEWARK, NEW JERSEY 07102

                                    PROXY

                     Annual Meeting of Shareholders (Meeting) -
                           March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2,6,7,8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC08  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL EUROPE GROWTH FUND, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS

                                                                                     For     Withhold  For All
                                                                                     All     All       Except
1.   To elect nine Directors.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F.                               / /    / /        / /
     Gunia, 03) Robert E. LaBlanc, 04) David R. Odenath, Jr., 05)
     Judy A. Rice, 06) Robin B. Smith, 07) Stephen Stoneburn, 08)
     Nancy H. Teeters, 09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR  AGAINST    ABSTAIN
2. To approve a new subadvisory agreement between Prudential Investments Fund        / /     / /       / /
Management LLC (PIFM) and Gartmore Global Partners.

3. Not applicable to this Fund.

4. Not applicable to this Fund.

5. Not applicable to this Fund.

6. To permit PIFM to enter into or make material changes to subadvisory              / /     / /       / /
   agreements without shareholder approval.

7. To approve an amendment to the Management Agreement to permit PIFM to allocate    / /     / /       / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

   (a) fund diversification                                                          / /      / /      / /

   (b) issuing senior securities, borrowing money or pledging assets                 / /      / /      / /

   (c) buying and selling real estate                                                / /      / /      / /

   (d) buying and selling commodities and commodity contracts                        / /      / /      / /

   (e) (i)  fund concentration                                                        / /      / /      / /
       (ii) Not applicable to this Fund.

   (f) engaging and underwriting                                                     / /      / /      / /

   (g) making loans                                                                  / /      / /      / /

   (h) other investment restrictions                                                 / /      / /      / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /      / /      / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

----------------------------------------------------

----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date
----------------------------------------------------

----------------------------------------------------
Signature (Joint Owners)                        Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                        PRUDENTIAL PACIFIC GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                             NEWARK, NEW JERSEY 07102

                                     PROXY

                     Annual Meeting of Shareholders (Meeting) -
                            March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 3,6,7,8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC08  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL PACIFIC GROWTH FUND, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS

                                                                                     FOR     WITHHOLD  FOR ALL
                                                                                     ALL       ALL     EXCEPT
1.   To elect nine Directors.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F.                               / /    / /        / /
     Gunia, 03) Robert E. LaBlanc, 04) David R. Odenath, Jr., 05)
     Judy A. Rice, 06) Robin B. Smith, 07) Stephen Stoneburn, 08)
     Nancy H. Teeters, 09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR    AGAINST    ABSTAIN
2. Not applicable to this Fund.

3. To approve a new subadvisory agreement between Prudential Investments Fund        / /      / /       / /
   Management LLC (PIFM) and Jardine Fleming International Management Inc.

4. Not applicable to this Fund.

5. Not applicable to this Fund.

6. To permit PIFM to enter into or make material changes to subadvisory agreements   / /      / /        / /
   without shareholder approval.

7. To approve an amendment to the Management Agreement to permit PIFM to allocate    / /      / /        / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:
   (a) fund diversification                                                          / /      / /       / /

   (b) issuing senior securities, borrowing money or pledging assets                 / /      / /       / /

   (c) buying and selling real estates                                               / /      / /       / /

   (d) buying and selling commodities and commodity contracts                        / /      / /       / /

   (e) (i)  fund concentration                                                       / /      / /       / /
       (ii) Not applicable to this Fund.

   (f) engaging and underwriting                                                     / /      / /       / /

   (g) making loans                                                                  / /      / /       / /

   (h) other investment restrictions                                                 / /      / /       / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /      / /       / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

----------------------------------------------------

----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date
----------------------------------------------------

----------------------------------------------------
Signature (Joint Owners)                        Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                   PRUDENTIAL REAL ESTATE SECURITIES FUND

                            GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102

                                 PROXY

                 Annual Meeting of Shareholders (Meeting) -
                       March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of the Fund held by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.


THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 6,7,8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC12  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL REAL ESTATE SECURITIES FUND
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS



                                                                                     FOR    WITHHOLD   FOR ALL
                                                                                     ALL      ALL       EXCEPT
1.   To elect nine Trustees.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F. Gunia, 03) Robert E.          / /     / /        / /
     LaBlanc, 04) David R. Odenath, Jr., 05) Judy A. Rice, 06) Robin B. Smith,
     07) Stephen Stoneburn, 08) Nancy H. Teeters, 09) Clay T. Whitehead


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR    AGAINST    ABSTAIN
2. Not applicable to this Fund.

3. Not applicable to this Fund.

4. Not applicable to this Fund.

5. Not applicable to this Fund.

6. To permit PIFM to enter into or make material changes to subadvisory agreements   / /    / /        / /
   without shareholder approval.

7. To approve an ammendment to the Management Agreement to permit PIFM to allocate   / /    / /        / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

   (a) Not applicable to this Fund

   (b) issuing senior securities, borrowing money or pledging assets                 / /    / /        / /

   (c) buying and selling real estates                                               / /    / /        / /

   (d) buying and selling commodities and commodity contracts                        / /    / /        / /

   (e) (i)  Not applicable to this Fund.                                             / /    / /        / /
       (ii) fund concentration

   (f) engaging and underwriting                                                     / /    / /        / /

   (g) making loans                                                                  / /    / /        / /

   (h) other investment restrictions                                                 / /    / /        / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /    / /        / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

----------------------------------------------------

----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date
----------------------------------------------------

----------------------------------------------------
Signature (Joint Owners)                        Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                          PRUDENTIAL WORLD FUND, INC.
                         PRUDENTIAL GLOBAL GROWTH FUND

                            GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102

                                   PROXY

                 Annual Meeting of Shareholders (Meeting) -
                       March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 4, 6, 7, 8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC12  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS

                                                                                     FOR    WITHHOLD   FOR ALL
                                                                                     ALL      ALL       EXCEPT
1.   To elect nine Directors.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F. Gunia,                        / /    / /        / /
     03) Robert E. La Blanc, 04) David R. Odenath, Jr.,
     05) Judy A. Rice, 6) Robin B. Smith, 07) Stephen Stoneburn,
     08) Nancy H. Teeters, 9) Clay T. Whitehead


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR    AGAINST    ABSTAIN
2. Not applicable to this Fund.

3. Not applicable to this Fund.

4. To apporve a new subadvisory agreement between Prudential Investments
   Fund Management LLC (PIFM) and Jennison Associates LLC.

5. Not applicable to this Fund.

6. To permit PIFM to enter into or make material changes to subadvisory agreements   / /    / /        / /
   without shareholder approval.

7. To approve an ammendment to the Management Agreement to permit PIFM to allocate   / /    / /        / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

   (a) fund diversification                                                          / /    / /        / /

   (b) issuing senior securities, borrowing money or pledging assets                 / /    / /        / /

   (c) buying and selling real estates                                               / /    / /        / /

   (d) buying and selling commodities and commodity contracts                        / /    / /        / /

   (e) (i)  fund concentration                                                       / /    / /        / /
       (ii) Not applicable to this Fund.

   (f) engaging in underwriting                                                      / /    / /        / /

   (g) making loans                                                                  / /    / /        / /

   (h) other investment restrictions                                                 / /    / /        / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /    / /        / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

----------------------------------------------------

----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date
----------------------------------------------------

----------------------------------------------------
Signature (Joint Owners)                        Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                        PRUDENTIAL WORLD FUND, INC.
                    PRUDENTIAL INTERNATIONAL VALUE FUND
                           GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102

                                 PROXY

                 Annual Meeting of Shareholders (Meeting) -
                       March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 5, 6, 7, 8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC12  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND INC.
PRUDENTIAL INTERNATIONAL VALUE FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS

                                                                                     FOR    WITHHOLD   FOR ALL
                                                                                     ALL      ALL       EXCEPT
1.   To elect nine Trustees.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F.                               / /    / /        / /
     Gunia, 03) Robert E. LaBlanc, 04) David R. Odenath, Jr., 05)
     Judy A. Rice, 06) Robin B. Smith, 07) Stephen Stoneburn, 08)
     Nancy H. Teeters, 09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR    AGAINST    ABSTAIN
2. Not applicable to this Fund.

3. Not applicable to this Fund.

4. Not applicable to this Fund.

5. To approve a new subadvisory agreement between Prudential Investments Fund
   Management LLC (PIFM) and Band of Ireland Asset Management (U.S.) Limited
   (BIAM (U.S.) Limited).

6. To permit PIFM to enter into or make material changes to subadvisory agreements   / /    / /        / /
   without shareholder approval.

7. To approve an ammendment to the Management Agreement to permit PIFM to allocate   / /    / /        / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

   (a) fund diversification                                                          / /    / /        / /

   (b) issuing senior securities, borrowing money or pledging assets                 / /    / /        / /

   (c) buying and selling real estates                                               / /    / /        / /

   (d) buying and selling commodities and commodity contracts                        / /    / /        / /

   (e) (i)  fund concentration                                                       / /    / /        / /
       (ii) Not applicable to this Fund.

   (f) engaging in underwriting                                                      / /    / /        / /

   (g) making loans                                                                  / /    / /        / /

   (h) other investment restrictions                                                 / /    / /        / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /    / /        / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

----------------------------------------------------

----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date
----------------------------------------------------

----------------------------------------------------
Signature (Joint Owners)                    Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077


                         PRUDENTIAL WORLD FUND, INC.
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
                            GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102

                                    PROXY

                 Annual Meeting of Shareholders (Meeting) -
                       March 1, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on January 19, 2001 at the Meeting to be held on March 1, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 6, 7, 8 AND 9 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY ___, 2001 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X   PRUC13  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

 VOTE ON PROPOSALS

                                                                                     FOR    WITHHOLD   FOR ALL
                                                                                     ALL      ALL       EXCEPT
1.   To elect nine Directors.
     Nominees: 01) Delayne Dedrick Gold, 02) Robert F.                               / /    / /        / /
     Gunia, 03) Robert E. LaBlanc, 04) David R. Odenath, Jr.,
     5) Judy A. Rice, 6) Robin B. Smith, 07) Stephen Stoneburn,
     08) Nancy H. Teeters, 09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------

                                                                                     FOR    AGAINST    ABSTAIN
2. Not applicable to this Fund.

3. Not applicable to this Fund.

4. Not applicable to this Fund.

5. Not applicable to this Fund.

6. To permit Prudential Investments Fund Management LLC (PIFM) to enter into or      / /    / /        / /
   make material changes to subadvisory agreements without shareholder approval.

7. To approve an ammendment to the Management Agreement to permit PIFM to allocate   / /    / /        / /
   assets among affiliated and unaffiliated subadvisers.

8. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

   (a) fund diversification.                                                         / /    / /        / /

   (b) issuing senior securities, borrowing money or pledging assets                 / /    / /        / /

   (c) buying and selling real estates                                               / /    / /        / /

   (d) buying and selling commodities and commodity contracts                        / /    / /        / /

   (e) (i)  fund concentration                                                       / /    / /        / /
       (ii) Not applicable to this Fund.

   (f) engaging in underwriting                                                      / /    / /        / /

   (g) making loans                                                                  / /    / /        / /

   (h) other investment restrictions                                                 / /    / /        / /

9. To ratify the selection of PricewaterhouseCoopers LLP as independent              / /    / /        / /
   accountants for the Fund's current fiscal year.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

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Signature [PLEASE SIGN WITHIN BOX]          Date
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Signature (Joint Owners)                    Date